UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21323
Eaton Vance Limited Duration Income Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
April 30
Date of Fiscal Year End
April 30, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report April 30, 2010

EATON VANCE LIMITED DURATION INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Limited Duration Income Fund as of April 30, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Payson F. Swaffield, CFA
Co-Portfolio Manager

Mark S. Venezia, CFA
Co-Portfolio Manager

Christine M. Johnston, CFA
Co-Portfolio Manager
Economic and Market Conditions
• During the year ending April 30, 2010, the strongest returns in the global credit markets were generated by the riskier assets. Credit spreads tightened significantly across virtually all fixed-income markets. Within the U.S. fixed income markets, the high-yield bond and bank loan markets produced amongst the strongest returns. The S&P/LSTA Leveraged Loan Index, a measure of the bank loan market, returned 34.87% and the BofA Merrill Lynch U.S. High Yield Index returned 44.20% over the 12-month period. U.S. government agency mortgage-backed securities (MBS) also generated positive returns with the BofA Merrill Lynch Mortgage Master Index returning 5.49%.1
• Both the capital markets and the U.S. economy showed signs of stabilizing as the calendar flipped to 2010. The U.S. economy grew at an annualized rate of 5.7% in the fourth quarter of 2009 and an estimated 3.2% in the first quarter of 2010, according to the U.S. Department of Commerce. During the period, the Federal Reserve (the Fed) maintained short-term interest rates close to zero; however, toward the end of the period, it began unwinding various emergency programs that were designed to stabilize the financial system during the credit crisis.
• The Fed’s purchase of MBS in the secondary market was one of the most significant of these stabilization programs. This program, designed to sustain lower mortgage rates, ended on March 31, 2010, by which time the Fed had purchased a total of $1.25 trillion in U.S. government agency MBS. The Fed’s MBS purchase program was well-managed with purchases slowly tapering off during the final months of the period. As a result of the program’s transparency, its conclusion did not cause a disruption in the MBS markets.
Management Discussion
• The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund pursues its objective by investing primarily in two distinct investment categories: 1) U.S. government agency MBS and other U.S. government securities; and 2) investments rated below investment-grade, which include (but are not limited to) senior, secured loans and high-yield bonds. As of April 30, 2010, the Fund was invested 26.4% in seasoned U.S. government agency MBS and 62.5% in below-investment-grade securities; of the latter, 32.1% was invested in senior, secured loans and 30.4% was invested in high-yield corporate bonds. The Fund’s other investments included 7.3% in commercial MBS (CMBS) and 2.7% in investment-grade corporate bonds. During the 12-month period, the Fund experienced strong total returns—driven primarily by its bank loan and high-yield bond investments—of 40.73% at NAV and 57.21% at market price.

Total Return Performance 4/30/09 – 4/30/10
NYSE Amex Symbol		EVV

At Net Asset Value (NAV)[2]		40.73%
At Market Price[2]		57.21

Premium/(Discount) to NAV (4/30/10)		-0.18%
Total Distributions per common share		$1.345
Distribution Rate[3]	At NAV	8.36%
	At Market Price	8.37%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The S&P/ LSTA Leveraged Loan Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest. The S&P/LSTA Leveraged Loan Index is an unmanaged index of the bank loan market. The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index of high-yield bonds traded in the U.S. The BofA Merrill Lynch Mortgage Master Index is an unmanaged index of U.S. mortgage-backed securities traded on the secondary market. Unlike the Fund, the Indices’ returns do not reflect the effect of leverage.

[2]	Performance results reflect the effect of leverage.

[3]	The Distribution Rate is based on the Fund’s last regular distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Limited Duration Income Fund as of April 30, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Michael W. Weilheimer, CFA
Co-Portfolio Manager

Scott H. Page, CFA
Co-Portfolio Manager
• The Fund’s high-yield bond investments posted strong returns for the period. During the period, economic growth began to strengthen, corporate profits rebounded, and corporate default rates declined. The spread on high-yield bonds narrowed by 756 basis points (7.56%) during the period, reaching 576 basis points (5.76%) over Treasury yields as of April 30, 2010. Corporate defaults declined to a rolling 12-month par-weighted rate of 4.58% at the end of April, according to JP Morgan research.
• The Fund’s bank loan investments also posted strong returns for the period. Performance in the floating-rate loan market was driven by a combination of technical and fundamental improvements, which strengthened both the supply/ demand balance and the fundamental credit outlook. Similar to the high-yield market, corporate earnings across the bank loan universe improved and default rates continued to decline.
• In the MBS portion of the Fund, the investment emphasis remained on seasoned, U.S. government agency MBS (seasoned MBS). Typically, the mortgages underlying seasoned MBS were originated in the 1980s and 1990s. As a result, they have generally lower loan-to-home value ratios, meaning that the underlying homeowners have more equity in their homes than the average borrower. In addition, these loans are guaranteed by government agencies. Yield spreads on seasoned MBS over U.S. Treasuries tightened by approximately 80 basis points (0.80%) during the period. Principal prepayments remained stable throughout the period.

Susan Schiff, CFA
Co-Portfolio Manager

Catherine C. McDermott
Co-Portfolio Manager
• As of April 30, 2010, the Fund employed leverage of 30.2% of total assets—1.8% from TALF loans, 18.8% in other borrowings and 9.6% from auction preferred shares (APS).1 TALF loans are non-recourse to the Fund. Use of leverage creates an opportunity for income, but at the same time creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

[1]	Please see the Notice to Shareholders on page 45 for additional information on TALF loans and associated risks. APS percentage represents the liquidation value of the Fund’s APS outstanding at 4/30/10 as a percentage of the Fund’s net assets applicable to common shares plus APS and borrowings outstanding. In the event of a rise in long-term interest rates, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its APS and borrowings.

Eaton Vance Limited Duration Income Fund as of April 30, 2010
FUND PERFORMANCE

Fund Performance[1]
NYSE Amex Symbol	EVV

Average Annual Total Returns (by market price, NYSE Amex)

One Year	57.21%
Five Years	8.57
Life of Fund (5/30/03)	7.36

Average Annual Total Returns (at net asset value)

One Year	40.73%
Five Years	7.73
Life of Fund (5/30/03)	7.39

[1]	Performance results reflect the effect of leverage. Absent a fee reduction by the investment adviser of the Fund, the returns would be lower.
Portfolio Composition
Fund Allocations2
By net investments

[2]	Fund Allocations are shown as a percentage of the Fund’s net investments, which represented 142.3% of the Fund’s net assets as of 4/30/10. Fund allocations may not be representative of the Fund’s current or future investments and are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 44.4%(1)

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Aerospace and Defense — 0.8%

ACTS Aero Technical Support & Service, Inc.
	59	Term Loan, 11.25%, Maturing March 12, 2013	$60,017

	150	Term Loan - Second Lien, 10.75%, Maturing March 12, 2015(2)	150,366
Avio Holding SpA
EUR	700	Term Loan - Second Lien, 4.66%, Maturing June 13, 2015	864,910
CACI International, Inc.
	279	Term Loan, 1.76%, Maturing May 3, 2011	278,710
DAE Aviation Holdings, Inc.
	657	Term Loan, 4.09%, Maturing July 31, 2014	629,614
	675	Term Loan, 4.09%, Maturing July 31, 2014	646,875
Delos Aircraft, Inc.
	775	Term Loan, 7.00%, Maturing March 15, 2016	786,044
Evergreen International Aviation
	1,155	Term Loan, 10.50%, Maturing October 31, 2011(2)	1,085,652
Hawker Beechcraft Acquisition
	3,534	Term Loan, 2.28%, Maturing March 26, 2014	3,042,845
	187	Term Loan, 2.29%, Maturing March 26, 2014	161,158
Hexcel Corp.
	1,149	Term Loan, 6.50%, Maturing May 21, 2014	1,157,725
IAP Worldwide Services, Inc.
	1,044	Term Loan, 9.25%, Maturing December 30, 2012(2)	996,946
International Lease Finance Co.
	1,050	Term Loan, 6.75%, Maturing March 15, 2015	1,071,788
TransDigm, Inc.
	2,075	Term Loan, 2.28%, Maturing June 23, 2013	2,048,197
Vought Aircraft Industries, Inc.
	667	Term Loan, 7.50%, Maturing December 17, 2011	668,750
	690	Term Loan, 7.50%, Maturing December 17, 2011	692,241
	213	Term Loan, 7.50%, Maturing December 22, 2011	213,218
Wesco Aircraft Hardware Corp.
	1,395	Term Loan, 2.53%, Maturing September 29, 2013	1,373,505

			$15,928,561

Air Transport — 0.2%

Airport Development and Investment, Ltd.
GBP	1,957	Term Loan - Second Lien, 4.85%, Maturing April 7, 2011	$2,915,147
Delta Air Lines, Inc.
	1,945	Term Loan - Second Lien, 3.55%, Maturing April 30, 2014	1,824,896

			$4,740,043

Automotive — 1.6%

Accuride Corp.
	2,338	Term Loan, 9.75%, Maturing June 28, 2013	$2,350,459
Adesa, Inc.
	3,994	Term Loan, 3.03%, Maturing October 18, 2013	3,925,399
Allison Transmission, Inc.
	5,057	Term Loan, 3.01%, Maturing September 30, 2014	4,846,939
Dayco Products, LLC
	547	Term Loan, 10.50%, Maturing November 13, 2014	547,283
	81	Term Loan, 12.50%, Maturing November 13, 2014(2)	74,506
Federal-Mogul Corp.
	2,113	Term Loan, 2.19%, Maturing December 27, 2014	1,936,624
	2,631	Term Loan, 2.20%, Maturing December 27, 2015	2,411,329
Ford Motor Co.
	3,220	Term Loan, 3.28%, Maturing December 15, 2013	3,115,232
Goodyear Tire & Rubber Co.
	4,450	Term Loan - Second Lien, 2.24%, Maturing April 30, 2014	4,263,100
HHI Holdings, LLC
	1,000	Term Loan, 10.50%, Maturing March 30, 2015	1,016,563
Keystone Automotive Operations, Inc.
	1,291	Term Loan, 3.78%, Maturing January 12, 2012	1,129,462
LKQ Corp.
	1,203	Term Loan, 2.50%, Maturing October 12, 2014	1,194,448
TriMas Corp.
	595	Term Loan, 6.00%, Maturing August 2, 2011	586,383
	2,489	Term Loan, 6.00%, Maturing December 15, 2015	2,452,058
United Components, Inc.
	1,306	Term Loan, 2.25%, Maturing June 30, 2010	1,276,237

			$31,126,022

Beverage and Tobacco — 0.4%

Constellation Brands, Inc.
	708	Term Loan, 1.75%, Maturing June 5, 2013	$702,982
	349	Term Loan, 3.00%, Maturing June 5, 2015	352,495
Culligan International Co.
	969	Term Loan, 2.52%, Maturing November 24, 2014	824,386
Liberator Midco Ltd.
GBP	786	Term Loan, 8.56%, Maturing October 27, 2016(2)	1,181,153
Southern Wine & Spirits of America, Inc.
	2,870	Term Loan, 5.50%, Maturing May 31, 2012	2,866,551
Van Houtte, Inc.
	117	Term Loan, 2.79%, Maturing July 11, 2014	112,954
	856	Term Loan, 2.79%, Maturing July 11, 2014	828,325

			$6,868,846

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Building and Development — 1.0%

AIMCO Properties, L.P.
	267	Term Loan, 1.76%, Maturing March 23, 2011	$265,541
Beacon Sales Acquisition, Inc.
	856	Term Loan, 2.28%, Maturing September 30, 2013	842,931
Brickman Group Holdings, Inc.
	1,396	Term Loan, 2.29%, Maturing January 23, 2014	1,368,359
Building Materials Corp. of America
	1,863	Term Loan, 3.06%, Maturing February 22, 2014	1,842,404
Epco/Fantome, LLC
	1,659	Term Loan, 2.89%, Maturing November 23, 2010	1,592,640
Forestar USA Real Estate Group, Inc.
	311	Revolving Loan, 0.53%, Maturing December 1, 2010(3)	297,382
	2,854	Term Loan, 5.11%, Maturing December 1, 2010	2,811,530
Metroflag BP, LLC
	1,700	Term Loan - Second Lien, 0.00%, Maturing October 31, 2009(4)(5)	0
NCI Building Systems, Inc.
	701	Term Loan, 8.00%, Maturing June 18, 2010	692,739
Panolam Industries Holdings, Inc.
	2,314	Term Loan, 8.25%, Maturing December 31, 2013	2,163,336
Re/Max International, Inc.
	2,375	Term Loan, 5.50%, Maturing April 16, 2016	2,380,937
Realogy Corp.
	2,319	Term Loan, 3.29%, Maturing September 1, 2013	2,107,798
	624	Term Loan, 3.38%, Maturing September 1, 2013	567,484
South Edge, LLC
	288	Term Loan, 0.00%, Maturing October 31, 2009(4)	130,813
Standard Pacific Corp.
	1,260	Term Loan, 2.00%, Maturing May 5, 2013	1,161,300
WCI Communities, Inc.
	813	Term Loan, 10.00%, Maturing September 3, 2014(2)	788,202
	920	Term Loan, 10.07%, Maturing September 3, 2014	918,355

			$19,931,751

Business Equipment and Services — 4.0%

Activant Solutions, Inc.
	1,837	Term Loan, 2.31%, Maturing May 1, 2013	$1,760,759
Advantage Sales & Marketing, Inc.
	3,715	Term Loan, 2.26%, Maturing March 29, 2013	3,715,020
Affinion Group, Inc.
	4,700	Term Loan, 5.00%, Maturing October 8, 2016	4,676,500
Allied Barton Security Service
	1,106	Term Loan, 6.75%, Maturing February 21, 2015	1,115,869
Dealer Computer Services, Inc.
	2,325	Term Loan, Maturing April 16, 2017(6)	2,325,000
Education Management, LLC
	4,809	Term Loan, 2.06%, Maturing June 1, 2013	4,714,767
Euronet Worldwide, Inc.
	1,815	Term Loan, 2.28%, Maturing April 4, 2012	1,764,607
First American Corp.
	1,175	Term Loan, 4.75%, Maturing April 9, 2016	1,183,446
Info USA, Inc.
	299	Term Loan, 2.05%, Maturing February 14, 2012	298,050
Information Resources, Inc.
	1,433	Term Loan, 2.00%, Maturing May 7, 2014	1,389,553
Intergraph Corp.
	1,000	Term Loan, 4.50%, Maturing May 29, 2014	997,806
	1,000	Term Loan - Second Lien, 6.25%, Maturing November 29, 2014	1,005,000
iPayment, Inc.
	2,191	Term Loan, 2.28%, Maturing May 10, 2013	2,102,008
Kronos, Inc.
	1,480	Term Loan, 2.29%, Maturing June 11, 2014	1,428,901
Mitchell International, Inc.
	2,500	Term Loan - Second Lien, 5.56%, Maturing March 28, 2015	2,131,250
NE Customer Service
	2,200	Term Loan, 6.00%, Maturing March 5, 2016	2,194,271
Protection One, Inc.
	278	Term Loan, 2.53%, Maturing March 31, 2012	279,058
	1,578	Term Loan, 6.25%, Maturing March 31, 2014	1,581,535
Quantum Corp.
	291	Term Loan, 3.79%, Maturing July 12, 2014	283,278
Quintiles Transnational Corp.
	1,197	Term Loan, 2.30%, Maturing March 31, 2013	1,178,027
	2,165	Term Loan - Second Lien, 4.30%, Maturing March 31, 2014	2,143,370
Sabre, Inc.
	7,567	Term Loan, 2.30%, Maturing September 30, 2014	7,209,878
Safenet, Inc.
	977	Term Loan, 2.76%, Maturing April 12, 2014	944,400
Serena Software, Inc.
	1,548	Term Loan, 2.25%, Maturing March 10, 2013	1,500,214
Sitel (Client Logic)
	1,171	Term Loan, 5.79%, Maturing January 29, 2014	1,159,384
Solera Holdings, LLC
EUR	1,076	Term Loan, 2.44%, Maturing May 15, 2014	1,386,204
SunGard Data Systems, Inc.
	452	Term Loan, 2.00%, Maturing February 28, 2014	437,511
	13,750	Term Loan, 3.88%, Maturing February 28, 2016	13,694,863
Travelport, LLC
	446	Term Loan, 2.79%, Maturing August 23, 2013	434,288

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Business Equipment and Services (continued)

	2,223	Term Loan, 2.79%, Maturing August 23, 2013	$2,164,399
EUR	1,052	Term Loan, 3.14%, Maturing August 23, 2013	1,359,304
U.S. Security Holdings, Inc.
	821	Term Loan, 2.77%, Maturing May 8, 2013	800,155
Valassis Communications, Inc.
	400	Term Loan, 2.25%, Maturing March 2, 2014	397,566
	1,739	Term Loan, 2.25%, Maturing March 2, 2014	1,729,280
West Corp.
	2,685	Term Loan, 2.64%, Maturing October 24, 2013	2,624,452
	3,900	Term Loan, 4.14%, Maturing July 15, 2016	3,887,916

			$77,997,889

Cable and Satellite Television — 3.6%

Atlantic Broadband Finance, LLC
	2,425	Term Loan, 6.75%, Maturing June 8, 2013	$2,436,079
	90	Term Loan, 2.55%, Maturing September 1, 2013	89,313
Bragg Communications, Inc.
	1,575	Term Loan, 2.75%, Maturing August 31, 2014	1,562,767
Bresnan Broadband Holdings, LLC
	1,708	Term Loan, 2.31%, Maturing March 29, 2014	1,688,538
	775	Term Loan - Second Lien, 4.76%, Maturing March 29, 2014	775,000
Cequel Communications, LLC
	846	Term Loan, 2.29%, Maturing November 5, 2013	832,221
	1,951	Term Loan, 6.29%, Maturing May 5, 2014	1,975,979
	2,175	Term Loan - Second Lien, 4.75%, Maturing May 5, 2014	2,183,700
Charter Communications Operating, Inc.
	14,686	Term Loan, 2.30%, Maturing March 6, 2014	13,961,811
CSC Holdings, Inc.
	2,670	Term Loan, 2.00%, Maturing March 29, 2016	2,664,914
CW Media Holdings, Inc.
	1,745	Term Loan, 3.29%, Maturing February 15, 2015	1,660,388
DirectTV Holdings, LLC
	1,799	Term Loan, 1.77%, Maturing April 13, 2013	1,801,839
Foxco Acquisition Sub., LLC
	982	Term Loan, 7.50%, Maturing July 2, 2015	978,090
Insight Midwest Holdings, LLC
	4,742	Term Loan, 2.27%, Maturing April 6, 2014	4,643,334
MCC Iowa, LLC
	2,372	Term Loan, 2.01%, Maturing January 31, 2015	2,287,045
Mediacom Broadband, LLC
	1,850	Term Loan, Maturing October 20, 2017(6)	1,851,387
Mediacom Illinois, LLC
	4,681	Term Loan, 2.01%, Maturing January 31, 2015	4,502,035
Mediacom, LLC
	1,025	Term Loan, 4.50%, Maturing October 20, 2017	1,025,961
ProSiebenSat.1 Media AG
EUR	1,158	Term Loan, 3.34%, Maturing March 2, 2015	1,242,196
EUR	48	Term Loan, 2.54%, Maturing June 26, 2015	58,844
EUR	1,187	Term Loan, 2.54%, Maturing June 26, 2015	1,449,954
EUR	1,158	Term Loan, 3.59%, Maturing March 2, 2016	1,242,196
EUR	495	Term Loan, 7.96%, Maturing March 2, 2017	401,869
EUR	452	Term Loan - Second Lien, 4.71%, Maturing September 2, 2016	442,463
UPC Broadband Holding B.V.
	1,815	Term Loan, 2.18%, Maturing December 31, 2014	1,772,095
	985	Term Loan, 3.93%, Maturing December 31, 2016	974,207
EUR	4,531	Term Loan, 4.15%, Maturing December 31, 2016	5,759,332
EUR	3,269	Term Loan, 4.99%, Maturing December 31, 2017	4,198,653
Virgin Media Investment Holding
GBP	1,000	Term Loan, Maturing June 30, 2015(6)	1,517,381
GBP	1,000	Term Loan, 4.41%, Maturing December 31, 2015	1,520,078
YPSO Holding SA
EUR	577	Term Loan, 4.16%, Maturing July 28, 2014(2)	652,261
EUR	941	Term Loan, 4.16%, Maturing July 28, 2014(2)	1,064,214
EUR	1,495	Term Loan, 4.16%, Maturing July 28, 2014(2)	1,690,155

			$70,906,299

Chemicals and Plastics — 2.5%

Arizona Chemical, Inc.
	1,256	Term Loan, 2.25%, Maturing February 28, 2013	$1,240,542
	1,000	Term Loan - Second Lien, 5.75%, Maturing February 28, 2014	977,500
Brenntag Holding GmbH and Co. KG
	1,965	Term Loan, 4.03%, Maturing December 23, 2013	1,969,781
	290	Term Loan, 4.07%, Maturing December 23, 2013	290,348
	1,300	Term Loan - Second Lien, 6.47%, Maturing December 23, 2015	1,304,550
Celanese Holdings, LLC
	5,893	Term Loan, 2.04%, Maturing April 2, 2014	5,785,608
Cognis GmbH
EUR	266	Term Loan, 2.65%, Maturing September 15, 2013	347,459
EUR	1,084	Term Loan, 2.65%, Maturing September 15, 2013	1,417,389
Columbian Chemicals Acquisition
	849	Term Loan, 6.31%, Maturing March 16, 2013	818,853
Hexion Specialty Chemicals, Inc.
	2,366	Term Loan, 4.00%, Maturing May 5, 2015	2,283,164
	393	Term Loan, 4.06%, Maturing May 5, 2015	379,702
	888	Term Loan, 4.06%, Maturing May 5, 2015	857,200
Huish Detergents, Inc.
	1,240	Term Loan, 2.03%, Maturing April 26, 2014	1,215,139
Huntsman International, LLC
	3,148	Term Loan, 2.06%, Maturing August 16, 2012	3,037,912

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Chemicals and Plastics (continued)

INEOS Group
EUR	215	Term Loan, 5.40%, Maturing December 14, 2011	$285,735
EUR	1,216	Term Loan, 5.40%, Maturing December 14, 2011	1,616,406
EUR	215	Term Loan, 9.75%, Maturing December 14, 2011	285,735
EUR	1,216	Term Loan, 9.75%, Maturing December 14, 2011	1,616,269
	231	Term Loan, 9.50%, Maturing December 14, 2013	230,627
	231	Term Loan, 10.00%, Maturing December 14, 2014	230,627
EUR	500	Term Loan - Second Lien, 6.40%, Maturing December 14, 2012	661,398
ISP Chemco, Inc.
	1,930	Term Loan, 2.06%, Maturing June 4, 2014	1,883,681
Kranton Polymers, LLC
	2,106	Term Loan, 2.31%, Maturing May 12, 2013	2,031,833
Lyondell Chemical Co.
	850	Term Loan, 5.50%, Maturing March 14, 2016	854,092
MacDermid, Inc.
EUR	838	Term Loan, 2.62%, Maturing April 12, 2014	1,020,959
Millenium Inorganic Chemicals
	466	Term Loan, 2.54%, Maturing April 30, 2014	439,959
	1,375	Term Loan - Second Lien, 6.04%, Maturing October 31, 2014	1,286,770
Momentive Performance Material
	1,877	Term Loan, 2.56%, Maturing December 4, 2013	1,783,792
Nalco Co.
	752	Term Loan, 2.06%, Maturing November 4, 2010	753,038
	2,481	Term Loan, 6.50%, Maturing May 6, 2016	2,505,546
Rockwood Specialties Group, Inc.
	3,569	Term Loan, 6.00%, Maturing May 15, 2014	3,599,982
Schoeller Arca Systems Holding
EUR	289	Term Loan, 5.01%, Maturing November 16, 2015	254,000
EUR	824	Term Loan, 5.01%, Maturing November 16, 2015	724,202
EUR	887	Term Loan, 5.01%, Maturing November 16, 2015	779,312
Solutia, Inc.
	3,025	Term Loan, 4.75%, Maturing March 12, 2017	3,049,893

			$47,819,003

Clothing / Textiles — 0.1%

The William Carter Co.
	1,138	Term Loan, 1.78%, Maturing July 14, 2012	$1,136,521

			$1,136,521

Conglomerates — 0.9%

Blount, Inc.
	364	Term Loan, 5.50%, Maturing February 9, 2012	$364,357
Doncasters (Dunde HoldCo 4 Ltd.)
	561	Term Loan, 4.27%, Maturing July 13, 2015	500,330
	561	Term Loan, 4.77%, Maturing July 13, 2015	500,330
GBP	1,234	Term Loan - Second Lien, 6.56%, Maturing January 13, 2016	1,416,616
Jarden Corp.
	488	Term Loan, 2.04%, Maturing January 24, 2012	486,553
	884	Term Loan, 2.04%, Maturing January 24, 2012	881,455
Manitowoc Company, Inc. (The)
	1,672	Term Loan, 7.50%, Maturing November 6, 2014	1,678,157
Polymer Group, Inc.
	3,248	Term Loan, 7.00%, Maturing November 22, 2014	3,276,277
RBS Global, Inc.
	411	Term Loan, 2.56%, Maturing July 19, 2013	397,182
	2,682	Term Loan, 2.81%, Maturing July 19, 2013	2,624,975
RGIS Holdings, LLC
	101	Term Loan, 2.79%, Maturing April 30, 2014	95,610
	2,016	Term Loan, 2.79%, Maturing April 30, 2014	1,912,198
US Investigations Services, Inc.
	2,584	Term Loan, 3.27%, Maturing February 21, 2015	2,415,651
Vertrue, Inc.
	984	Term Loan, 3.30%, Maturing August 16, 2014	839,034

			$17,388,725

Containers and Glass Products — 1.6%

Berry Plastics Corp.
	4,552	Term Loan, 2.26%, Maturing April 3, 2015	$4,264,032
Celanese, AG
EUR	1,940	Term Loan, 2.38%, Maturing April 2, 2014	2,534,581
Consolidated Container Co.
	2,000	Term Loan - Second Lien, 5.75%, Maturing September 28, 2014	1,805,000
Crown Americas, Inc.
	672	Term Loan, 2.00%, Maturing November 15, 2012	665,560
Graham Packaging Holdings Co.
	427	Term Loan, 2.50%, Maturing October 7, 2011	424,583
	4,033	Term Loan, 6.75%, Maturing April 5, 2014	4,072,571
Graphic Packaging International, Inc.
	6,510	Term Loan, 2.30%, Maturing May 16, 2014	6,422,426
JSG Acquisitions
EUR	797	Term Loan, 3.93%, Maturing December 31, 2014	1,058,253
EUR	788	Term Loan, 4.08%, Maturing December 31, 2014	1,047,353
Kranson Industries, Inc.
	995	Term Loan, 2.62%, Maturing July 31, 2013	986,279
Owens-Brockway Glass Container
	2,013	Term Loan, 1.90%, Maturing June 14, 2013	1,997,330

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Containers and Glass Products (continued)

Smurfit Kappa Acquisitions
EUR	115	Term Loan, 4.02%, Maturing December 31, 2014	$152,323
EUR	138	Term Loan, 4.20%, Maturing December 31, 2014	182,888
Smurfit-Stone Container Corp.
	1,807	Revolving Loan, 2.90%, Maturing July 28, 2010	1,815,731
	601	Revolving Loan, 3.05%, Maturing July 28, 2010	603,667
	236	Term Loan, 2.50%, Maturing November 1, 2011	235,154
	414	Term Loan, 2.50%, Maturing November 1, 2011	411,611
	780	Term Loan, 2.50%, Maturing November 1, 2011	777,769
	364	Term Loan, 4.50%, Maturing November 1, 2011	361,688
Tegrant Holding Corp.
	1,940	Term Loan, 3.55%, Maturing March 8, 2013	1,721,750
	500	Term Loan - Second Lien, 5.80%, Maturing March 8, 2015	355,000

			$31,895,549

Cosmetics / Toiletries — 0.5%

Alliance Boots Holdings, Ltd.
EUR	1,000	Term Loan, Maturing July 5, 2015 (6)	$1,263,768
GBP	1,000	Term Loan, Maturing July 5, 2015 (6)	1,436,609
American Safety Razor Co.
	2,000	Term Loan - Second Lien, 10.50%, Maturing July 31, 2014	1,183,334
Bausch & Lomb, Inc.
	537	Term Loan, 3.54%, Maturing April 30, 2015	526,684
	2,214	Term Loan, 3.54%, Maturing April 30, 2015	2,171,699
KIK Custom Products, Inc.
	1,900	Term Loan - Second Lien, 5.32%, Maturing November 30, 2014	1,254,000
Prestige Brands, Inc.
	1,075	Term Loan, 4.75%, Maturing March 17, 2016	1,085,750

			$8,921,844

Drugs — 0.1%

Graceway Pharmaceuticals, LLC
	1,142	Term Loan, 3.02%, Maturing May 3, 2012	$974,230
	1,309	Term Loan, 8.52%, Maturing November 3, 2013(2)	278,206
	2,000	Term Loan - Second Lien, 6.77%, Maturing May 3, 2013	1,145,000
Pharmaceutical Holdings Corp.
	225	Term Loan, 3.53%, Maturing January 30, 2012	221,274
Warner Chilcott Corp.
	87	Term Loan, 5.50%, Maturing October 30, 2014	86,788
	40	Term Loan, 5.75%, Maturing April 30, 2015	39,959
	66	Term Loan, 5.75%, Maturing April 30, 2015	66,540

			$2,811,997

Ecological Services and Equipment — 0.5%

Big Dumpster Merger Sub, Inc.
	806	Term Loan, 2.53%, Maturing February 5, 2013	$644,402
Blue Waste B.V. (AVR Acquisition)
EUR	1,000	Term Loan, 2.66%, Maturing April 1, 2015	1,263,213
Cory Environmental Holdings
GBP	500	Term Loan - Second Lien, 4.85%, Maturing September 30, 2014	592,895
Environmental Systems Products Holdings, Inc.
	382	Term Loan - Second Lien, 13.50%, Maturing December 12, 2010	371,954
IESI Corp.
	3,465	Term Loan, 2.02%, Maturing January 20, 2012	3,460,375
Kemble Water Structure, Ltd.
GBP	500	Term Loan - Second Lien, 4.88%, Maturing October 13, 2013	687,567
Sensus Metering Systems, Inc.
	697	Term Loan, 7.00%, Maturing June 3, 2013	697,439
Synagro Technologies, Inc.
	500	Term Loan - Second Lien, 5.01%, Maturing October 2, 2014	407,083
Wastequip, Inc.
	930	Term Loan, 2.53%, Maturing February 5, 2013	744,185

			$8,869,113

Electronics / Electrical — 1.9%

Aspect Software, Inc.
	1,409	Term Loan, 3.31%, Maturing July 11, 2011	$1,403,565
	3,350	Term Loan - Second Lien, 7.31%, Maturing July 11, 2013	3,321,384
Christie/Aix, Inc.
	950	Term Loan, Maturing April 22, 2016(6)	952,375
Freescale Semiconductor, Inc.
	4,406	Term Loan, 4.50%, Maturing December 1, 2016	4,242,159
Infor Enterprise Solutions Holdings
	4,000	Term Loan, 6.03%, Maturing December 1, 2013	3,884,895
	500	Term Loan, 5.77%, Maturing March 2, 2014	415,000
	262	Term Loan, 5.03%, Maturing July 28, 2015	245,053
	2,087	Term Loan, 6.03%, Maturing July 28, 2015	2,024,293
	550	Term Loan - Second Lien, 6.52%, Maturing March 2, 2014	446,875
	950	Term Loan - Second Lien, 6.52%, Maturing March 2, 2014	790,875

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Electronics / Electrical (continued)

Network Solutions, LLC
	2,401	Term Loan, 2.55%, Maturing March 7, 2014	$2,296,289
Open Solutions, Inc.
	2,377	Term Loan, 2.45%, Maturing January 23, 2014	2,148,151
Sensata Technologies Finance Co.
	5,769	Term Loan, 2.08%, Maturing April 27, 2013	5,579,828
Spectrum Brands, Inc.
	132	Term Loan, 8.00%, Maturing March 30, 2013	132,470
	2,581	Term Loan, 8.00%, Maturing March 30, 2013	2,581,210
SS&C Technologies, Inc.
	1,702	Term Loan, 2.29%, Maturing November 23, 2012	1,689,266
VeriFone, Inc.
	921	Term Loan, 3.03%, Maturing October 31, 2013	907,229
Vertafore, Inc.
	2,420	Term Loan, 5.50%, Maturing July 31, 2014	2,353,347
	975	Term Loan - Second Lien, 6.25%, Maturing January 31, 2013	916,500

			$36,330,764

Equipment Leasing — 0.3%

AWAS Capital, Inc.
	291	Term Loan, 2.06%, Maturing March 22, 2013	$274,947
	2,073	Term Loan - Second Lien, 6.31%, Maturing March 22, 2013	1,736,272
Hertz Corp.
	3,734	Term Loan, 2.01%, Maturing December 21, 2012	3,693,810
	689	Term Loan, 2.02%, Maturing December 21, 2012	681,426

			$6,386,455

Farming / Agriculture — 0.2%

CF Industries, Inc.
	2,950	Term Loan, 5.75%, Maturing April 16, 2015	$2,972,863

			$2,972,863

Financial Intermediaries — 0.7%

Citco III, Ltd.
	2,575	Term Loan, 4.43%, Maturing June 30, 2014	$2,497,297
E.A. Viner International Co.
	384	Term Loan, 4.80%, Maturing July 31, 2013	368,678
Grosvenor Capital Management
	635	Term Loan, 2.25%, Maturing December 5, 2013	584,191
Jupiter Asset Management Group
GBP	575	Term Loan, 2.71%, Maturing June 30, 2015	840,641
Lender Processing Services, Inc.
	987	Term Loan, 2.77%, Maturing July 2, 2014	991,552
LPL Holdings, Inc.
	4,980	Term Loan, 2.04%, Maturing December 18, 2014	4,858,856
Nuveen Investments, Inc.
	1,495	Term Loan, 3.32%, Maturing November 2, 2014	1,371,182
RJO Holdings Corp. (RJ O’Brien)
	2,084	Term Loan, 5.26%, Maturing July 31, 2014(2)	1,410,374

			$12,922,771

Food Products — 1.1%

Acosta, Inc.
	2,912	Term Loan, 2.53%, Maturing July 28, 2013	$2,877,593
American Seafoods Group, LLC
	805	Term Loan, 4.02%, Maturing September 30, 2011	732,509
Dean Foods Co.
	5,772	Term Loan, 1.68%, Maturing April 2, 2014	5,659,666
Mafco Worldwide Corp.
	603	Term Loan, 2.26%, Maturing December 8, 2011	581,934
Michael Foods, Inc.
	1,192	Term Loan, 6.50%, Maturing April 30, 2014	1,202,039
Pinnacle Foods Finance, LLC
	7,111	Term Loan, 3.00%, Maturing April 2, 2014	6,940,008
Provimi Group SA
	188	Term Loan, 2.52%, Maturing June 28, 2015	180,490
	231	Term Loan, 2.52%, Maturing June 28, 2015	222,115
EUR	243	Term Loan, 2.66%, Maturing June 28, 2015	310,828
EUR	402	Term Loan, 2.66%, Maturing June 28, 2015	514,075
EUR	419	Term Loan, 2.66%, Maturing June 28, 2015	535,673
EUR	540	Term Loan, 2.66%, Maturing June 28, 2015	690,773
EUR	24	Term Loan - Second Lien, 4.66%, Maturing June 28, 2015	27,690
	148	Term Loan - Second Lien, 4.52%, Maturing December 28, 2016	127,484
EUR	331	Term Loan - Second Lien, 4.66%, Maturing December 28, 2016	379,233

			$20,982,110

Food Service — 1.1%

AFC Enterprises, Inc.
	437	Term Loan, 7.00%, Maturing May 11, 2011	$441,437
Aramark Corp.
	2,077	Term Loan, 2.17%, Maturing January 27, 2014	2,044,429
	137	Term Loan, 2.17%, Maturing January 27, 2014	134,834
GBP	968	Term Loan, 2.77%, Maturing January 27, 2014	1,421,111
	3,742	Term Loan, 3.54%, Maturing July 26, 2016	3,725,586
	246	Term Loan, 3.54%, Maturing July 26, 2016	245,013

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Food Service (continued)

Buffets, Inc.
	138	Term Loan, 7.50%, Maturing November 1, 2013	$134,179
	1,575	Term Loan, Maturing April 21, 2015(6)	1,556,790
	10	Term Loan, 7.39%, Maturing April 22, 2015	10,116
Burger King Corp.
	1,692	Term Loan, 1.81%, Maturing June 30, 2012	1,693,169
CBRL Group, Inc.
	1,264	Term Loan, 1.75%, Maturing April 27, 2013	1,256,935
	764	Term Loan, 2.75%, Maturing April 27, 2016	763,805
Denny’s, Inc.
	133	Term Loan, 2.24%, Maturing March 31, 2012	131,506
	331	Term Loan, 2.29%, Maturing March 31, 2012	328,766
JRD Holdings, Inc.
	1,823	Term Loan, 2.51%, Maturing June 26, 2014	1,786,986
Maine Beverage Co., LLC
	389	Term Loan, 2.04%, Maturing June 30, 2010	367,664
NPC International, Inc.
	405	Term Loan, 2.05%, Maturing May 3, 2013	393,851
OSI Restaurant Partners, LLC
	156	Term Loan, 2.54%, Maturing May 9, 2013	141,427
	1,666	Term Loan, 2.63%, Maturing May 9, 2014	1,513,267
QCE Finance, LLC
	905	Term Loan, 5.06%, Maturing May 5, 2013	833,193
	2,225	Term Loan - Second Lien, 6.04%, Maturing November 5, 2013	1,655,400
Sagittarius Restaurants, LLC
	436	Term Loan, 9.50%, Maturing March 29, 2013	436,870
Selecta
EUR	741	Term Loan - Second Lien, 4.99%, Maturing December 28, 2015	720,460

			$21,736,794

Food / Drug Retailers — 0.9%

General Nutrition Centers, Inc.
	3,158	Term Loan, 2.54%, Maturing September 16, 2013	$3,075,768
Pantry, Inc. (The)
	320	Term Loan, 2.03%, Maturing May 15, 2014	308,488
	1,112	Term Loan, 2.03%, Maturing May 15, 2014	1,071,445
Rite Aid Corp.
	5,402	Term Loan, 2.01%, Maturing June 1, 2014	5,013,580
	2,221	Term Loan, 6.00%, Maturing June 4, 2014	2,198,195
	1,000	Term Loan, 9.50%, Maturing June 4, 2014	1,045,833
Roundy’s Supermarkets, Inc.
	3,712	Term Loan, 6.25%, Maturing November 3, 2013	3,746,735
	1,000	Term Loan - Second Lien, Maturing April 14, 2016(6)	1,018,750

			$17,478,794

Forest Products — 0.3%

Georgia-Pacific Corp.
	5,035	Term Loan, 2.27%, Maturing December 20, 2012	$5,013,267
	1,304	Term Loan, 3.53%, Maturing December 23, 2014	1,308,997

			$6,322,264

Health Care — 4.4%

American Medical Systems
	429	Term Loan, 2.50%, Maturing July 20, 2012	$422,530
AMR Holdco, Inc.
	2,000	Term Loan, 3.25%, Maturing April 8, 2015	2,010,626
Aveta, Inc.
	1,575	Term Loan, 7.50%, Maturing April 14, 2015	1,551,375
Biomet, Inc.
	3,900	Term Loan, 3.28%, Maturing December 26, 2014	3,852,334
EUR	1,731	Term Loan, 3.50%, Maturing December 26, 2014	2,260,623
Bright Horizons Family Solutions, Inc.
	245	Term Loan, 7.50%, Maturing May 15, 2015	246,550
Cardinal Health 409, Inc.
	1,114	Term Loan, 2.51%, Maturing April 10, 2014	1,062,895
Carestream Health, Inc.
	3,695	Term Loan, 2.27%, Maturing April 30, 2013	3,603,758
	1,000	Term Loan - Second Lien, 5.52%, Maturing October 30, 2013	949,167
Carl Zeiss Vision Holding GmbH
	1,300	Term Loan, 2.77%, Maturing March 23, 2015	1,095,250
Catalent Pharma Solutions
EUR	1,945	Term Loan, 2.65%, Maturing April 10, 2014	2,401,919
Community Health Systems, Inc.
	493	Term Loan, 2.50%, Maturing July 25, 2014	480,177
	9,629	Term Loan, 2.50%, Maturing July 25, 2014	9,373,441
Concentra, Inc.
	1,955	Term Loan - Second Lien, 5.80%, Maturing June 25, 2015	1,802,171
ConMed Corp.
	591	Term Loan, 1.78%, Maturing April 13, 2013	561,054
CRC Health Corp.
	567	Term Loan, 2.54%, Maturing February 6, 2013	541,974
	617	Term Loan, 2.54%, Maturing February 6, 2013	590,089

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Health Care (continued)

Dako EQT Project Delphi
	750	Term Loan - Second Lien, 4.04%, Maturing December 12, 2016	$543,750
DaVita, Inc.
	5,425	Term Loan, 1.77%, Maturing October 5, 2012	5,375,203
DJO Finance, LLC
	925	Term Loan, 3.27%, Maturing May 15, 2014	901,864
Fenwal, Inc.
	145	Term Loan, 2.50%, Maturing February 28, 2014	128,675
	846	Term Loan, 2.50%, Maturing February 28, 2014	750,763
	750	Term Loan - Second Lien, 5.50%, Maturing August 28, 2014	652,500
Fresenius Medical Care Holdings
	3,472	Term Loan, 1.66%, Maturing March 31, 2013	3,426,125
Fresenius SE
	364	Term Loan, 4.50%, Maturing September 10, 2014	367,985
	636	Term Loan, 4.50%, Maturing September 10, 2014	644,203
Hanger Orthopedic Group, Inc.
	1,521	Term Loan, 2.27%, Maturing May 30, 2013	1,502,508
HCA, Inc.
	1,652	Term Loan, 2.54%, Maturing November 18, 2013	1,583,893
	4,961	Term Loan, 3.54%, Maturing March 31, 2017	4,940,416
Health Management Association, Inc.
	5,618	Term Loan, 2.04%, Maturing February 28, 2014	5,450,674
HealthSouth Corp.
	984	Term Loan, 2.51%, Maturing March 10, 2013	968,377
	810	Term Loan, 4.01%, Maturing September 10, 2015	810,341
Iasis Healthcare, LLC
	113	Term Loan, 2.25%, Maturing March 14, 2014	109,915
	416	Term Loan, 2.27%, Maturing March 14, 2014	404,966
	1,202	Term Loan, 2.27%, Maturing March 14, 2014	1,170,123
Ikaria Acquisition, Inc.
	689	Term Loan, 2.52%, Maturing March 28, 2013	681,667
IM U.S. Holdings, LLC
	900	Term Loan - Second Lien, 4.50%, Maturing June 26, 2015	896,250
inVentiv Health, Inc.
	1,106	Term Loan, 2.05%, Maturing July 6, 2014	1,052,131
Lifepoint Hospitals, Inc.
	2,901	Term Loan, 3.01%, Maturing April 15, 2015	2,893,179
MultiPlan Merger Corp.
	600	Term Loan, 3.56%, Maturing April 12, 2013	591,219
	1,099	Term Loan, 3.56%, Maturing April 12, 2013	1,082,163
	925	Term Loan, 6.00%, Maturing June 30, 2013	927,602
Mylan, Inc.
	744	Term Loan, 3.56%, Maturing October 2, 2014	744,256
National Mentor Holdings, Inc.
	81	Term Loan, 2.30%, Maturing June 29, 2013	74,975
	1,317	Term Loan, 2.30%, Maturing June 29, 2013	1,216,464
National Renal Institutes, Inc.
	1,728	Term Loan, 9.00%, Maturing March 31, 2013(2)	1,697,936
Nyco Holdings
EUR	912	Term Loan, 2.89%, Maturing December 29, 2014	1,147,836
EUR	912	Term Loan, 3.64%, Maturing December 29, 2015	1,147,836
Physiotherapy Associates, Inc.
	1,047	Term Loan, 7.50%, Maturing June 27, 2013	839,350
	500	Term Loan - Second Lien, 12.00%, Maturing June 27, 2014	262,500
RadNet Management, Inc.
	1,375	Term Loan, 5.75%, Maturing April 6, 2016	1,376,433
ReAble Therapeutics Finance, LLC
	1,108	Term Loan, 2.30%, Maturing November 16, 2013	1,088,689
Renal Advantage, Inc.
	1	Term Loan, 2.76%, Maturing October 5, 2012	891
Select Medical Holdings Corp.
	1,206	Term Loan, 4.00%, Maturing August 5, 2014	1,186,558
	1,505	Term Loan, 4.00%, Maturing August 5, 2014	1,480,706
Sunrise Medical Holdings, Inc.
EUR	906	Term Loan, 8.00%, Maturing May 13, 2014	1,206,552
VWR International, Inc.
	2,279	Term Loan, 2.77%, Maturing June 28, 2013	2,177,483

			$86,310,890

Home Furnishings — 0.5%

Hunter Fan Co.
	609	Term Loan, 2.76%, Maturing April 16, 2014	$555,135
	500	Term Loan - Second Lien, 7.00%, Maturing April 16, 2014	311,250
Interline Brands, Inc.
	334	Term Loan, 2.01%, Maturing June 23, 2013	315,240
	1,225	Term Loan, 2.04%, Maturing June 23, 2013	1,158,028
National Bedding Co., LLC
	3,297	Term Loan, 2.31%, Maturing August 31, 2011	3,212,908
	2,550	Term Loan - Second Lien, 5.31%, Maturing August 31, 2012	2,371,500
Oreck Corp.
	527	Term Loan, 3.80%, Maturing March 19, 2016(5)	527,210
Sanitec Europe OY
EUR	387	Term Loan, 2.50%, Maturing June 25, 2016	411,728

			$8,862,999

Industrial Equipment — 1.4%

Brand Energy and Infrastructure Services, Inc.
	917	Term Loan, 2.56%, Maturing February 7, 2014	$889,529
	991	Term Loan, 3.56%, Maturing February 7, 2014	969,425

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Industrial Equipment (continued)

Bucyrus International, Inc.
	155	Term Loan, 4.50%, Maturing February 19, 2016	$156,245
CEVA Group PLC U.S.
	410	Term Loan, 3.26%, Maturing January 4, 2014	372,659
EUR	299	Term Loan, 3.40%, Maturing January 4, 2014	361,875
EUR	507	Term Loan, 3.40%, Maturing January 4, 2014	614,505
EUR	623	Term Loan, 3.40%, Maturing January 4, 2014	755,231
EUR	1,597	Term Loan, 3.58%, Maturing January 4, 2014	1,935,399
EPD Holdings, (Goodyear Engineering Products)
	299	Term Loan, 2.76%, Maturing July 13, 2014	268,635
	2,088	Term Loan, 2.76%, Maturing July 13, 2014	1,875,633
	2,100	Term Loan - Second Lien, 6.01%, Maturing July 13, 2015	1,776,249
Flowserve Corp.
	2,261	Term Loan, 1.81%, Maturing August 10, 2012	2,257,045
Generac Acquisition Corp.
	2,129	Term Loan, 2.79%, Maturing November 7, 2013	2,013,610
Gleason Corp.
	1,024	Term Loan, 2.02%, Maturing June 30, 2013	1,008,303
Itron, Inc.
EUR	276	Term Loan, 4.14%, Maturing April 18, 2014	362,180
Jason, Inc.
	571	Term Loan, 7.00%, Maturing July 30, 2010	428,427
John Maneely Co.
	4,237	Term Loan, 3.55%, Maturing December 8, 2013	4,084,303
KION Group GmbH
	252	Term Loan, 2.52%, Maturing December 23, 2014(2)	208,546
	252	Term Loan, 2.77%, Maturing December 23, 2015(2)	208,546
Polypore, Inc.
	4,134	Term Loan, 2.53%, Maturing July 3, 2014	4,041,298
Sequa Corp.
	1,192	Term Loan, 3.55%, Maturing December 3, 2014	1,110,875
TFS Acquisition Corp.
	1,900	Term Loan, 14.00%, Maturing August 11, 2013(2)	1,848,062

			$27,546,580

Insurance — 0.8%

Alliant Holdings I, Inc.
	2,812	Term Loan, 3.29%, Maturing August 21, 2014	$2,696,402
AmWINS Group, Inc.
	500	Term Loan - Second Lien, 5.78%, Maturing June 8, 2014	412,500
Applied Systems, Inc.
	872	Term Loan, 2.77%, Maturing September 26, 2013	837,554
CCC Information Services Group, Inc.
	1,096	Term Loan, 2.53%, Maturing February 10, 2013	1,077,129
Conseco, Inc.
	3,540	Term Loan, 7.50%, Maturing October 10, 2013	3,455,789
Crawford & Company
	1,535	Term Loan, 5.25%, Maturing October 31, 2013	1,529,522
Crump Group, Inc.
	1,071	Term Loan, 3.28%, Maturing August 4, 2014	1,013,923
Hub International Holdings, Inc.
	214	Term Loan, 2.79%, Maturing June 13, 2014	203,273
	953	Term Loan, 2.79%, Maturing June 13, 2014	904,330
U.S.I. Holdings Corp.
	2,657	Term Loan, 3.05%, Maturing May 4, 2014	2,480,747
	995	Term Loan, 7.00%, Maturing May 4, 2014	974,105

			$15,585,274

Leisure Goods / Activities / Movies — 1.9%

24 Hour Fitness Worldwide, Inc.
	1,000	Term Loan, Maturing December 30, 2015(6)	$980,000
AMC Entertainment, Inc.
	1,690	Term Loan, 2.01%, Maturing January 26, 2013	1,652,960
AMF Bowling Worldwide, Inc.
	2,300	Term Loan - Second Lien, 6.50%, Maturing December 8, 2013	1,851,500
Bombardier Recreational Products
	2,867	Term Loan, 3.25%, Maturing June 28, 2013	2,545,737
Butterfly Wendel US, Inc.
	596	Term Loan, 4.00%, Maturing June 22, 2013	543,147
	596	Term Loan, 3.75%, Maturing June 22, 2014	543,322
Cedar Fair, L.P.
	75	Term Loan, 2.27%, Maturing August 31, 2011	74,819
	486	Term Loan, 2.27%, Maturing August 30, 2012	483,382
	2,115	Term Loan, 4.27%, Maturing February 17, 2014	2,114,982
	375	Term Loan, 4.29%, Maturing February 17, 2014	372,502
CFV I, LLC/Hicks Sports Group
	113	Term Loan, 9.33%, Maturing July 1, 2010(2)(3)	115,832
Cinemark, Inc.
	3,708	Term Loan, 3.54%, Maturing April 29, 2016	3,712,684
Dave & Buster’s, Inc.
	383	Term Loan, 2.58%, Maturing March 8, 2013	379,631
	960	Term Loan, 2.58%, Maturing March 8, 2013	952,800
Deluxe Entertainment Services
	41	Term Loan, 2.54%, Maturing January 28, 2011	38,031
	70	Term Loan, 6.25%, Maturing January 28, 2011	64,119
	654	Term Loan, 6.25%, Maturing January 28, 2011	601,432
	500	Term Loan - Second Lien, 11.00%, Maturing November 11, 2013	460,000
Metro-Goldwyn-Mayer Holdings, Inc.
	4,000	Term Loan, 0.00%, Maturing April 8, 2012(7)	1,857,665

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Leisure Goods / Activities / Movies (continued)

National CineMedia, LLC
	3,075	Term Loan, 2.01%, Maturing February 13, 2015	$3,005,044
Regal Cinemas Corp.
	4,716	Term Loan, 3.79%, Maturing November 10, 2010	4,725,930
Revolution Studios Distribution Co., LLC
	1,633	Term Loan, 4.03%, Maturing December 21, 2014	1,502,347
	2,050	Term Loan - Second Lien, 7.28%, Maturing June 21, 2015	1,435,000
Six Flags Theme Parks, Inc.
	3,025	Term Loan, Maturing February 17, 2016(6)	2,994,750
Southwest Sports Group, LLC
	2,450	Term Loan, 6.75%, Maturing December 22, 2010	2,211,125
Universal City Development Partners, Ltd.
	1,299	Term Loan, 5.50%, Maturing November 6, 2014	1,308,172
Zuffa, LLC
	1,481	Term Loan, 2.31%, Maturing June 20, 2016	1,436,073

			$37,962,986

Lodging and Casinos — 1.5%

Gala Electric Casinos, Ltd.
GBP	959	Term Loan, 3.68%, Maturing December 12, 2013	$1,387,602
GBP	959	Term Loan, 4.17%, Maturing December 12, 2014	1,387,602
Harrah’s Operating Co., Inc.
	1,500	Term Loan, 3.32%, Maturing February 3, 2014	1,322,109
	792	Term Loan, 3.32%, Maturing January 28, 2015	696,230
	2,130	Term Loan, 3.32%, Maturing January 28, 2015	1,878,628
Herbst Gaming, Inc.
	1,945	Term Loan, 0.00%, Maturing December 2, 2011(7)	1,231,107
Isle of Capri Casinos, Inc.
	949	Term Loan, 5.00%, Maturing November 30, 2013	929,545
	1,221	Term Loan, 5.00%, Maturing November 30, 2013	1,195,861
	3,053	Term Loan, 5.00%, Maturing November 30, 2013	2,989,654
LodgeNet Entertainment Corp.
	867	Term Loan, 2.30%, Maturing April 4, 2014	832,650
New World Gaming Partners, Ltd.
	1,433	Term Loan, 2.80%, Maturing June 30, 2014	1,385,052
	290	Term Loan, 4.79%, Maturing June 30, 2014	280,535
Penn National Gaming, Inc.
	6,711	Term Loan, 2.02%, Maturing October 3, 2012	6,653,661
Tropicana Entertainment, Inc.
	88	Term Loan, 15.00%, Maturing December 29, 2012	98,479
Venetian Casino Resort/Las Vegas Sands, Inc.
	1,115	Term Loan, 2.05%, Maturing May 14, 2014	1,056,498
	4,091	Term Loan, 2.05%, Maturing May 23, 2014	3,874,648
VML US Finance, LLC
	1,913	Term Loan, 4.80%, Maturing May 25, 2013	1,886,944

			$29,086,805

Nonferrous Metals / Minerals — 0.6%

Compass Minerals Group, Inc.
	2,707	Term Loan, 1.79%, Maturing December 22, 2012	$2,693,494
Euramax International, Inc.
	369	Term Loan, 10.00%, Maturing June 29, 2013	325,484
	378	Term Loan, 14.00%, Maturing June 29, 2013(2)	333,419
Noranda Aluminum Acquisition
	1,419	Term Loan, 2.27%, Maturing May 18, 2014	1,397,690
Novelis, Inc.
	583	Term Loan, 2.28%, Maturing June 28, 2014	566,170
	1,284	Term Loan, 2.29%, Maturing June 28, 2014	1,245,635
Oxbow Carbon and Mineral Holdings
	1,598	Term Loan, 2.29%, Maturing May 8, 2014	1,569,659
Tube City IMS Corp.
	324	Term Loan, 1.84%, Maturing January 25, 2014	302,433
	2,595	Term Loan, 2.52%, Maturing January 25, 2014	2,420,216

			$10,854,200

Oil and Gas — 0.6%

Atlas Pipeline Partners, L.P.
	1,575	Term Loan, 6.75%, Maturing July 27, 2014	$1,574,192
Big West Oil, LLC
	456	Term Loan, 4.50%, Maturing May 1, 2014	453,611
	573	Term Loan, 4.50%, Maturing May 1, 2014	570,254
Citgo Petroleum Corp.
	2,867	Term Loan, 5.25%, Maturing November 15, 2012	2,857,988
Dresser, Inc.
	825	Term Loan, 2.50%, Maturing May 4, 2014	804,750
	2,250	Term Loan - Second Lien, 6.00%, Maturing May 4, 2015	2,189,250
Enterprise GP Holdings, L.P.
	1,519	Term Loan, 2.53%, Maturing October 31, 2014	1,510,456
Sheridan Production Partners I, LLC
	137	Term Loan, 7.75%, Maturing April 20, 2017	136,714
	224	Term Loan, 7.75%, Maturing April 20, 2017	223,825
	1,689	Term Loan, 7.75%, Maturing April 20, 2017	1,689,141
Volnay Acquisition Co.
	517	Term Loan, 3.45%, Maturing January 12, 2014	513,295

			$12,523,476

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Publishing — 2.4%

American Media Operations, Inc.
	4,196	Term Loan, 10.00%, Maturing January 31, 2013(2)	$4,074,965
Aster Zweite Beteiligungs GmbH
	1,075	Term Loan, 2.59%, Maturing September 27, 2013	1,007,813
EUR	472	Term Loan, 2.91%, Maturing September 27, 2013	595,871
GateHouse Media Operating, Inc.
	2,949	Term Loan, 2.26%, Maturing August 28, 2014	1,459,563
	4,186	Term Loan, 2.28%, Maturing August 28, 2014	2,072,244
	973	Term Loan, 2.51%, Maturing August 28, 2014	481,610
Getty Images, Inc.
	2,580	Term Loan, 6.25%, Maturing July 2, 2015	2,589,623
Hanley-Wood, LLC
	977	Term Loan, 2.53%, Maturing March 8, 2014	515,631
Laureate Education, Inc.
	478	Term Loan, 3.57%, Maturing August 17, 2014	447,194
	3,190	Term Loan, 3.57%, Maturing August 17, 2014	2,987,626
Local Insight Regatta Holdings, Inc.
	464	Term Loan, 7.75%, Maturing April 23, 2015	410,650
MediaNews Group, Inc.
	236	Term Loan, 8.50%, Maturing March 19, 2014	222,888
Mediannuaire Holding
EUR	936	Term Loan, 2.90%, Maturing October 10, 2014	994,459
EUR	935	Term Loan, 3.40%, Maturing October 10, 2015	994,184
Merrill Communications, LLC
	1,382	Term Loan, 8.50%, Maturing December 24, 2012	1,290,375
	1,012	Term Loan - Second Lien, 14.75%, Maturing November 15, 2013	859,786
Nelson Education, Ltd.
	658	Term Loan, 2.79%, Maturing July 5, 2014	612,056
Nielsen Finance, LLC
	8,235	Term Loan, 2.25%, Maturing August 9, 2013	8,045,617
PagesJaunes Group, SA
EUR	1,500	Term Loan, 4.90%, Maturing April 10, 2016	1,442,959
Penton Media, Inc.
	971	Term Loan, 5.00%, Maturing August 1, 2014(2)	731,901
Philadelphia Newspapers, LLC
	1,039	Term Loan, 0.00%, Maturing June 29, 2013(7)	293,380
SGS International, Inc.
	709	Term Loan, 2.88%, Maturing December 30, 2011	685,609
Source Interlink Companies, Inc.
	1,136	Term Loan, 10.75%, Maturing June 18, 2013	1,142,045
	643	Term Loan, 15.00%, Maturing June 18, 2013(2)	321,399
Source Media, Inc.
	2,268	Term Loan, 5.30%, Maturing November 8, 2011	2,222,964
Star Tribune Co. (The)
	38	Term Loan, 8.00%, Maturing September 28, 2014(5)	30,643
	25	Term Loan, 8.00%, Maturing September 29, 2014(5)	17,869
TL Acquisitions, Inc.
	3,193	Term Loan, 2.79%, Maturing July 5, 2014	2,863,470
Tribune Co.
	4,027	Term Loan, 0.00%, Maturing May 17, 2014(7)	2,677,847
Xsys, Inc.
	1,194	Term Loan, 2.59%, Maturing September 27, 2013	1,119,779
EUR	528	Term Loan, 2.91%, Maturing September 27, 2013	665,678
	1,277	Term Loan, 2.59%, Maturing September 27, 2014	1,197,285
EUR	1,500	Term Loan - Second Lien, 4.91%, Maturing September 27, 2015	1,821,174

			$46,896,157

Radio and Television — 1.6%

Block Communications, Inc.
	2,011	Term Loan, 2.29%, Maturing December 22, 2011	$1,902,672
CMP KC, LLC
	956	Term Loan, 6.25%, Maturing May 5, 2013(5)	274,426
CMP Susquehanna Corp.
	954	Revolving Loan, 2.49%, Maturing May 5, 2011(3)	779,640
	3,029	Term Loan, 2.31%, Maturing May 5, 2013	2,588,660
Discovery Communications, Inc.
	3,379	Term Loan, 2.29%, Maturing May 14, 2014	3,382,077
Emmis Operating Co.
	1,008	Term Loan, 4.29%, Maturing November 2, 2013	929,665
Entravision Communications Corp.
	1,545	Term Loan, 5.55%, Maturing September 29, 2013	1,544,295
Gray Television, Inc.
	791	Term Loan, 3.80%, Maturing January 19, 2015	777,846
HIT Entertainment, Inc.
	1,836	Term Loan, 5.50%, Maturing March 20, 2012	1,754,201
Mission Broadcasting, Inc.
	663	Term Loan, 5.00%, Maturing September 30, 2016	666,315
NEP II, Inc.
	935	Term Loan, 2.35%, Maturing February 16, 2014	909,378
Nexstar Broadcasting, Inc.
	1,037	Term Loan, 5.00%, Maturing September 30, 2016	1,042,185
Raycom TV Broadcasting, LLC
	1,891	Term Loan, 1.81%, Maturing June 25, 2014	1,758,165
SFX Entertainment
	1,130	Term Loan, 3.53%, Maturing June 21, 2013	1,121,037
Univision Communications, Inc.
	9,650	Term Loan, 2.54%, Maturing September 29, 2014	8,815,275

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Radio and Television (continued)

Weather Channel
	1,304	Term Loan, 5.00%, Maturing September 14, 2015	$1,318,377
Young Broadcasting, Inc.
	2,429	Term Loan, 0.00%, Maturing November 3, 2012(7)	2,325,742

			$31,889,956

Rail Industries — 0.2%

Kansas City Southern Railway Co.
	3,272	Term Loan, 2.05%, Maturing April 26, 2013	$3,235,684

			$3,235,684

Retailers (Except Food and Drug) — 0.9%

American Achievement Corp.
	399	Term Loan, 6.26%, Maturing March 25, 2011	$379,492
Amscan Holdings, Inc.
	660	Term Loan, 2.53%, Maturing May 25, 2013	635,096
Cumberland Farms, Inc.
	1,996	Term Loan, 2.78%, Maturing September 29, 2013	1,845,970
Educate, Inc.
	500	Term Loan - Second Lien, 5.55%, Maturing June 14, 2014	441,875
Harbor Freight Tools USA, Inc.
	1,018	Term Loan, 5.00%, Maturing February 24, 2016	1,021,511
Josten’s Corp.
	1,991	Term Loan, 2.25%, Maturing October 4, 2011	1,980,135
Mapco Express, Inc.
	845	Term Loan, 6.50%, Maturing April 28, 2011	823,470
Neiman Marcus Group, Inc.
	1,517	Term Loan, 2.25%, Maturing April 5, 2013	1,457,272
Orbitz Worldwide, Inc.
	1,849	Term Loan, 3.28%, Maturing July 25, 2014	1,794,420
Oriental Trading Co., Inc.
	1,900	Term Loan - Second Lien, 6.26%, Maturing January 31, 2013	503,500
Rent-A-Center, Inc.
	56	Term Loan, 2.01%, Maturing November 15, 2012	54,695
	999	Term Loan, 3.26%, Maturing May 31, 2015	996,092
Savers, Inc.
	1,375	Term Loan, 5.75%, Maturing March 11, 2016	1,383,594
Vivarte
EUR	32	Term Loan, 2.40%, Maturing May 29, 2015	38,429
EUR	126	Term Loan, 2.40%, Maturing May 29, 2015	149,447
EUR	807	Term Loan, 2.40%, Maturing May 29, 2015	959,876
EUR	32	Term Loan, 2.90%, Maturing May 29, 2016	38,429
EUR	126	Term Loan, 2.90%, Maturing May 29, 2016	149,447
EUR	807	Term Loan, 2.90%, Maturing May 29, 2016	959,876
Yankee Candle Company, Inc. (The)
	2,701	Term Loan, 2.28%, Maturing February 6, 2014	2,656,486

			$18,269,112

Steel — 0.1%

Niagara Corp.
	2,027	Term Loan, 10.50%, Maturing June 27, 2014(5)	$2,026,812

			$2,026,812

Surface Transport — 0.2%

Oshkosh Truck Corp.
	460	Term Loan, 6.26%, Maturing December 6, 2013	$463,316
Swift Transportation Co., Inc.
	500	Term Loan, 8.05%, Maturing May 10, 2012	477,657
	3,341	Term Loan, 6.31%, Maturing May 10, 2014	3,259,599

			$4,200,572

Telecommunications — 1.8%

Asurion Corp.
	2,438	Term Loan, 3.25%, Maturing July 13, 2012	$2,413,541
	1,000	Term Loan - Second Lien, 6.75%, Maturing January 13, 2013	992,000
BCM Luxembourg, Ltd.
EUR	1,827	Term Loan, 2.28%, Maturing September 30, 2014	2,175,299
EUR	1,828	Term Loan, 2.53%, Maturing September 30, 2015	2,175,742
EUR	2,500	Term Loan - Second Lien, 4.66%, Maturing March 31, 2016	2,841,350
CommScope, Inc.
	1,470	Term Loan, 2.79%, Maturing November 19, 2014	1,466,255
Intelsat Corp.
	2,197	Term Loan, 2.79%, Maturing January 3, 2014	2,157,979
	2,197	Term Loan, 2.79%, Maturing January 3, 2014	2,157,979
	2,198	Term Loan, 2.79%, Maturing January 3, 2014	2,158,642
Intelsat Subsidiary Holding Co.
	1,255	Term Loan, 2.79%, Maturing July 3, 2013	1,232,285
Iowa Telecommunications Services
	2,774	Term Loan, 2.04%, Maturing November 23, 2011	2,767,451
IPC Systems, Inc.
GBP	1,421	Term Loan, 2.90%, Maturing May 31, 2014	1,967,938
Macquarie UK Broadcast Ventures, Ltd.
GBP	1,071	Term Loan, 2.56%, Maturing December 26, 2014	1,399,119

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Telecommunications (continued)

NTelos, Inc.
	995	Term Loan, 5.75%, Maturing August 13, 2015	$1,001,841
Palm, Inc.
	2,023	Term Loan, 3.80%, Maturing April 24, 2014	2,002,894
Stratos Global Corp.
	1,173	Term Loan, 5.00%, Maturing February 13, 2012	1,166,402
Trilogy International Partners
	1,725	Term Loan, 3.79%, Maturing June 29, 2012	1,543,875
Windstream Corp.
	3,930	Term Loan, 3.06%, Maturing December 17, 2015	3,934,896

			$35,555,488

Utilities — 1.2%

AEI Finance Holding, LLC
	505	Revolving Loan, 3.27%, Maturing March 30, 2012	$479,672
	3,393	Term Loan, 3.29%, Maturing March 30, 2014	3,224,491
Astoria Generating Co.
	1,250	Term Loan - Second Lien, 4.03%, Maturing August 23, 2013	1,222,396
Calpine Corp.
	4,636	DIP Loan, 3.17%, Maturing March 29, 2014	4,478,127
Electricinvest Holding Co.
GBP	840	Term Loan, 5.05%, Maturing October 24, 2012	1,086,030
EUR	834	Term Loan - Second Lien, 4.90%, Maturing October 24, 2012	953,207
Mirant North America, LLC
	613	Term Loan, 2.02%, Maturing January 3, 2013	605,618
NRG Energy, Inc.
	4,535	Term Loan, 2.00%, Maturing June 1, 2014	4,454,025
	2,994	Term Loan, 2.04%, Maturing June 1, 2014	2,941,227
Pike Electric, Inc.
	470	Term Loan, 1.81%, Maturing July 1, 2012	449,217
	354	Term Loan, 1.81%, Maturing December 10, 2012	338,434
TXU Texas Competitive Electric Holdings Co., LLC
	1,121	Term Loan, 3.75%, Maturing October 10, 2014	922,228
	3,071	Term Loan, 3.75%, Maturing October 10, 2014	2,510,320

			$23,664,992

Total Senior Floating-Rate Interests
(identified cost $899,395,561)			$865,946,961

Corporate Bonds & Notes — 46.4%

Principal
Amount
(000’s omitted)		Security	Value

Air Transport — 0.0%

United Air Lines, Inc., Sr. Notes
	$570	9.875%, 8/1/13(8)	$599,925

			$599,925

Automotive — 1.4%

Affinia Group, Inc., Sr. Notes
	$665	10.75%, 8/15/16(8)	$733,994
Allison Transmission, Inc.
	285	11.00%, 11/1/15(8)	309,225
	3,599	11.25%, 11/1/15(2)(8)	3,904,589
American Axle & Manufacturing Holdings, Inc., Sr. Notes
	1,305	9.25%, 1/15/17(8)	1,393,088
	1,160	7.875%, 3/1/17	1,110,700
Commercial Vehicle Group, Inc., Sr. Notes
	1,570	8.00%, 7/1/13	1,307,025
Goodyear Tire & Rubber Co. (The), Sr. Notes
	4,880	10.50%, 5/15/16	5,459,500
Lear Corp.
	600	7.875%, 3/15/18	614,250
	745	8.125%, 3/15/20	763,625
Navistar International Corp.
	3,540	8.25%, 11/1/21	3,752,400
Sonic Automotive, Inc., Sr. Sub. Notes
	455	9.00%, 3/15/18(8)	475,475
Tenneco Automotive, Inc., Series B
	6,073	10.25%, 7/15/13	6,293,146
United Components, Inc., Sr. Sub. Notes
	990	9.375%, 6/15/13	999,900

			$27,116,917

Banks and Thrifts — 1.6%

American Express Co., Sr. Notes
	$740	6.15%, 8/28/17	$812,547
Capital One Financial Corp.
	1,750	8.875%, 5/15/40	1,956,194
Citigroup, Inc.
	3,500	5.00%, 9/15/14	3,546,350
Discover Bank
	1,500	7.00%, 4/15/20	1,543,934
General Motors Acceptance Corp.
	4,500	8.30%, 2/12/15(8)	4,708,125
	2,450	8.00%, 12/31/18	2,465,313

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Banks and Thrifts (continued)

Goldman Sachs Group, Inc.
$2,500	5.625%, 1/15/17	$2,471,637
Macquarie Group, Ltd., Sr. Notes
3,870	6.00%, 1/14/20(8)	3,959,207
Manufacturers & Traders Trust Co., Variable Rate
1,900	5.629%, 12/1/21	1,766,787
Merrill Lynch & Co., Inc., Sr. Sub Notes
2,750	6.05%, 5/16/16	2,848,593
Morgan Stanley, Sr. Notes
1,600	5.50%, 1/26/20	1,565,509
Royal Bank of Scotland Group PLC
545	4.875%, 3/16/15	559,413
Standard Chartered Bank, Sr. Notes
2,275	6.40%, 9/26/17(8)	2,464,403

		$30,668,012

Beverage and Tobacco — 0.1%

Altria Group, Inc.
$1,000	9.70%, 11/10/18	$1,259,513

		$1,259,513

Broadcast Radio and Television — 1.6%

Allbritton Communications Co., Sr. Notes
$750	8.00%, 5/15/18(8)	$753,750
Clear Channel Communications, Inc., Sr. Notes
1,530	7.65%, 9/15/10	1,533,825
9,410	6.25%, 3/15/11	9,245,325
695	4.40%, 5/15/11	667,200
Clear Channel Worldwide Holdings, Inc.
765	Series A, 9.25%, 12/15/17(8)	820,463
3,055	Series B, 9.25%, 12/15/17(8)	3,287,944
Historic TW, Inc.
820	6.875%, 6/15/18	943,495
Rainbow National Services, LLC, Sr. Sub. Notes
1,470	10.375%, 9/1/14(8)	1,550,850
Sirius XM Radio, Inc., Sr. Notes
1,665	9.75%, 9/1/15(8)	1,827,338
Warner Music Group Acquisition Corp., Sr. Notes
2,980	9.50%, 6/15/16(8)	3,233,300
XM Satellite Radio Holdings, Inc.
3,700	13.00%, 8/1/13(8)	4,218,000
XM Satellite Radio Holdings, Inc., Sr. Notes
2,745	11.25%, 6/15/13(8)	3,026,362

		$31,107,852

Brokers, Dealers and Investment Houses — 0.1%

Raymond James Financial, Inc., Sr. Notes
$2,300	8.60%, 8/15/19	$2,701,394

		$2,701,394

Building and Development — 0.5%

CB Richard Ellis Service, Inc., Sr. Sub. Notes
$2,575	11.625%, 6/15/17	$2,935,500
Interface, Inc., Sr. Notes
850	11.375%, 11/1/13(8)	977,500
Masco Corp., Sr. Notes
850	7.125%, 3/15/20	873,487
Ply Gem Industries, Inc., Sr. Notes
1,095	11.75%, 6/15/13	1,170,281
Texas Industries, Inc., Sr. Notes
1,715	7.25%, 7/15/13	1,717,144
Toll Brothers Finance Corp.
1,500	6.75%, 11/1/19	1,517,243

		$9,191,155

Business Equipment and Services — 2.8%

ACCO Brands Corp.
$1,485	7.625%, 8/15/15	$1,421,888
ACCO Brands Corp., Sr. Notes
1,600	10.625%, 3/15/15(8)	1,780,000
Brocade Communications Systems, Inc., Sr. Notes
700	6.625%, 1/15/18(8)	724,500
890	6.875%, 1/15/20(8)	923,375
Education Management, LLC, Sr. Notes
7,805	8.75%, 6/1/14	8,068,419
Education Management, LLC, Sr. Sub. Notes
1,161	10.25%, 6/1/16	1,259,685
KAR Holdings, Inc.
1,845	8.75%, 5/1/14	1,902,656
Live Nation Entertainment, Inc., Sr. Notes
640	8.125%, 5/15/18(8)	660,800
MediMedia USA, Inc., Sr. Sub. Notes
2,515	11.375%, 11/15/14(8)	2,382,963
Muzak, LLC/Muzak Finance, Sr. Notes
3,222	15.00%, 7/31/14(2)	2,762,513
Quintiles Transnational Corp., Sr. Notes
830	9.50%, 12/30/14(2)(8)	842,450
RSC Equipment Rental, Inc., Sr. Notes
4,215	10.00%, 7/15/17(8)	4,625,962
580	10.25%, 11/15/19(8)	607,550

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Business Equipment and Services (continued)

ServiceMaster Co. (The)
$2,000	10.75%, 7/15/15(2)(8)	$2,142,500
Sitel LLC/Sitel Finance Corp., Sr. Notes
915	11.50%, 4/1/18(8)	933,300
SunGard Data Systems, Inc., Sr. Notes
11,035	10.625%, 5/15/15(8)	12,221,262
Ticketmaster Entertainment, Inc.
2,810	10.75%, 8/1/16	3,175,300
United Rentals North America, Inc.
3,055	10.875%, 6/15/16	3,452,150
West Corp.
5,395	9.50%, 10/15/14	5,610,800

		$55,498,073

Cable and Satellite Television — 0.8%

Cablevision Systems Corp., Sr. Notes
$1,480	7.75%, 4/15/18	$1,509,600
740	8.00%, 4/15/20	756,650
CCO Holdings, LLC/CCO Capital Corp.
745	7.875%, 4/30/18(8)	761,763
Charter Communications, Inc.
810	8.00%, 4/30/12(8)	862,650
Charter Communications, Inc., Sr. Notes
2,740	10.875%, 9/15/14(8)	3,109,900
Kabel Deutschland GmbH
470	10.625%, 7/1/14	492,325
National Cable PLC, Sr. Notes
3,535	9.125%, 8/15/16	3,791,287
Time Warner Cable, Inc.
1,055	8.75%, 2/14/19	1,324,045
Virgin Media Finance PLC
2,535	9.50%, 8/15/16	2,794,838

		$15,403,058

Chemicals and Plastics — 1.6%

Ashland, Inc.
$2,480	9.125%, 6/1/17(8)	$2,833,400
CF Industries, Inc., Sr. Notes
2,990	6.875%, 5/1/18	3,124,550
2,230	7.125%, 5/1/20	2,352,650
CII Carbon, LLC
2,420	11.125%, 11/15/15(8)	2,486,550
INEOS Group Holdings PLC, Sr. Sub. Notes
4,190	8.50%, 2/15/16(8)	3,750,050
LBI Escrow Corp., Sr. Notes
4,470	8.00%, 11/1/17(8)	4,643,212
Nalco Co., Sr. Notes
1,975	8.25%, 5/15/17(8)	2,128,063
Nova Chemicals Corp., Sr. Notes
1,960	8.375%, 11/1/16(8)	2,043,300
Reichhold Industries, Inc., Sr. Notes
6,375	9.00%, 8/15/14(8)	6,183,750
Scotts Miracle-Gro Co. (The)
565	7.25%, 1/15/18	579,125
Solutia, Inc.
1,725	8.75%, 11/1/17	1,850,063
Wellman Holdings, Inc., Sr. Sub. Notes
256	5.00%, 1/29/19(5)	119,816

		$32,094,529

Clothing / Textiles — 0.9%

Levi Strauss & Co., Sr. Notes
$2,435	9.75%, 1/15/15	$2,571,969
560	8.875%, 4/1/16	596,400
1,110	7.625%, 5/15/20(8)	1,126,650
Oxford Industries, Inc., Sr. Notes
2,515	11.375%, 7/15/15	2,829,375
Perry Ellis International, Inc., Sr. Sub. Notes
10,950	8.875%, 9/15/13	11,223,750

		$18,348,144

Conglomerates — 0.4%

Amsted Industries, Inc., Sr. Notes
$3,220	8.125%, 3/15/18(8)	$3,236,100
Manitowoc Co., Inc. (The)
465	9.50%, 2/15/18	490,575
RBS Global & Rexnord Corp.
1,775	11.75%, 8/1/16	1,936,969
Tyco International Finance
1,550	8.50%, 1/15/19	1,969,304

		$7,632,948

Containers and Glass Products — 0.4%

Intertape Polymer US, Inc., Sr. Sub. Notes
$3,240	8.50%, 8/1/14	$2,786,400
Reynolds Group Holdings, Inc., Sr. Notes
3,705	8.50%, 5/15/18(8)	3,751,312

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Containers and Glass Products (continued)

Solo Cup Co., Sr. Notes
$1,680	10.50%, 11/1/13	$1,797,600

		$8,335,312

Diversified Financial Services — 0.3%

CIT Group, Inc., Sr. Notes
$1,570	7.00%, 5/1/14	$1,526,825
1,555	7.00%, 5/1/17	1,483,081
General Electric Capital Corp., Sr. Notes
2,000	5.625%, 5/1/18	2,122,616

		$5,132,522

Diversified Media — 0.5%

Catalina Marketing Corp.
$3,255	10.50%, 10/1/15(2)(8)	$3,474,712
2,820	11.625%, 10/1/17(8)	3,031,500
Interpublic Group Cos., Inc.
2,630	10.00%, 7/15/17	3,021,213
Lamar Media Corp., Sr. Sub. Notes
450	7.875%, 4/15/18(8)	462,375

		$9,989,800

Drugs — 0.2%

Patheon, Inc., Sr. Notes
$1,185	8.625%, 4/15/17(8)	$1,202,775
Valeant Pharmaceuticals International
1,795	8.375%, 6/15/16	1,893,725
Valeant Pharmaceuticals International, Sr. Notes
1,025	7.625%, 3/15/20(8)	1,048,062

		$4,144,562

Ecological Services and Equipment — 0.4%

Casella Waste Systems, Inc., Sr. Notes
$845	11.00%, 7/15/14(8)	$921,050
Environmental Systems Product Holdings, Inc., Jr. Notes
175	18.00%, 3/31/15(2)(5)	139,721
Waste Services, Inc., Sr. Sub. Notes
1,670	9.50%, 4/15/14(8)	1,724,275
4,110	9.50%, 4/15/14	4,243,575

		$7,028,621

Electronics / Electrical — 0.2%

Amkor Technologies, Inc., Sr. Notes
$3,490	9.25%, 6/1/16	$3,734,300
NXP BV/NXP Funding, LLC, Variable Rate
1,025	3.053%, 10/15/13	982,719

		$4,717,019

Equipment Leasing — 0.2%

Avis Budget Group, Inc.
$905	9.625%, 3/15/18(8)	$981,925
Hertz Corp.
1,970	8.875%, 1/1/14	2,043,875
1,155	10.50%, 1/1/16	1,244,512

		$4,270,312

Financial Intermediaries — 0.9%

Ford Motor Credit Co., Sr. Notes
$2,310	7.50%, 8/1/12	$2,388,653
3,380	12.00%, 5/15/15	4,093,633
6,465	8.00%, 12/15/16	6,899,862
1,530	8.125%, 1/15/20	1,623,741
Janus Capital Group, Inc., Sr. Notes
2,000	6.95%, 6/15/17	2,040,340

		$17,046,229

Financial Services — 0.1%

FMR, LLC
$2,000	7.49%, 6/15/19(8)	$2,322,946

		$2,322,946

Food Products — 1.4%

ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes
$5,690	11.50%, 11/1/11	$5,910,488
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Notes
1,745	15.00%, 5/15/17(8)	1,759,536
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Sub. Notes
2,690	10.75%, 5/15/16(8)	2,710,175
Bunge, Ltd. Finance Corp.
2,380	8.50%, 6/15/19	2,831,695
Dole Foods Co., Sr. Notes
2,103	13.875%, 3/15/14	2,555,145
Kraft Foods, Inc., Sr. Notes
1,600	5.375%, 2/10/20	1,662,693

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Food Products (continued)

Pinnacle Foods Finance, LLC
$195	10.625%, 4/1/17	$210,600
Smithfield Foods, Inc., Sr. Notes
6,810	7.00%, 8/1/11	7,014,300
125	Series B, 7.75%, 5/15/13	127,500
2,600	10.00%, 7/15/14(8)	2,931,500

		$27,713,632

Food Service — 0.6%

El Pollo Loco, Inc.
$1,090	11.75%, 11/15/13	$975,550
NPC International, Inc., Sr. Sub. Notes
4,370	9.50%, 5/1/14	4,446,475
U.S. Foodservice, Inc., Sr. Notes
6,150	10.25%, 6/30/15(8)	6,396,000

		$11,818,025

Food / Drug Retailers — 1.0%

C&S Group Enterprises, LLC
$1,855	8.375%, 5/1/17(8)	$1,878,188
General Nutrition Center, Sr. Notes, Variable Rate
11,060	5.75%, 3/15/14(2)	10,589,950
General Nutrition Center, Sr. Sub. Notes
6,555	10.75%, 3/15/15	6,710,681

		$19,178,819

Forest Products — 1.0%

Boise Paper Holdings, LLC/Boise Co-Issuer Co.
$605	8.00%, 4/1/20(8)	$626,175
Domtar Corp., Sr. Notes
3,485	10.75%, 6/1/17	4,286,550
NewPage Corp., Sr. Notes
10,000	11.375%, 12/31/14(8)	10,325,000
Verso Paper Holdings, LLC/Verso Paper, Inc.
870	11.375%, 8/1/16	837,375
Verso Paper Holdings, LLC/Verso Paper, Inc., Sr. Notes
2,440	9.125%, 8/1/14	2,501,000

		$18,576,100

Health Care — 4.1%

Accellent, Inc.
$3,365	10.50%, 12/1/13	$3,407,063
Accellent, Inc., Sr. Notes
2,910	8.375%, 2/1/17(8)	2,957,288
American Renal Holdings, Sr. Notes
600	8.375%, 5/15/18(8)	607,500
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes
4,445	10.00%, 2/15/15	4,695,031
Apria Healthcare Group, Inc., Sr. Notes
410	12.375%, 11/1/14(8)	455,100
Biomet, Inc.
2,825	10.375%, 10/15/17(2)	3,121,625
10,915	11.625%, 10/15/17	12,279,375
DJO Finance, LLC/DJO Finance Corp.
4,740	10.875%, 11/15/14	5,214,000
DJO Finance, LLC/DJO Finance Corp., Sr. Notes
330	10.875%, 11/15/14(8)	363,000
Fresenius US Finance II, Inc., Sr. Notes
1,400	9.00%, 7/15/15(8)	1,582,000
HCA, Inc.
2,115	9.25%, 11/15/16	2,292,131
3,585	9.875%, 2/15/17(8)	3,979,350
HCA, Inc., Sr. Notes
2,955	7.25%, 9/15/20(8)	3,099,056
Inverness Medical Innovations, Inc., Sr. Sub. Notes
4,245	9.00%, 5/15/16	4,340,512
MultiPlan, Inc., Sr. Sub. Notes
6,200	10.375%, 4/15/16(8)	6,448,000
National Mentor Holdings, Inc.
3,945	11.25%, 7/1/14	3,964,725
Radiation Therapy Services, Inc., Sr. Sub. Notes
1,360	9.875%, 4/15/17(8)	1,394,000
Res-Care, Inc., Sr. Notes
2,160	7.75%, 10/15/13	2,170,800
Rural/Metro Corp., Sr. Disc. Notes
2,335	12.75%, 3/15/16	2,486,775
US Oncology, Inc.
5,350	10.75%, 8/15/14	5,604,125
US Oncology, Inc., Sr. Notes
4,235	9.125%, 8/15/17	4,446,750
Viant Holdings, Inc.
4,727	10.125%, 7/15/17(8)	4,774,270

		$79,682,476

Home Furnishings — 0.3%

Fortune Brands, Inc., Sr. Notes
$1,700	5.375%, 1/15/16	$1,792,502
Libbey Glass, Inc., Sr. Notes
2,985	10.00%, 2/15/15(8)	3,167,831

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Home Furnishings (continued)

Sealy Mattress Co., Sr. Notes
$1,494	10.875%, 4/15/16(8)	$1,710,630

		$6,670,963

Industrial Equipment — 0.6%

CEVA Group PLC, Sr. Notes
$3,115	11.50%, 4/1/18(8)	$3,368,094
Chart Industries, Inc., Sr. Sub. Notes
2,170	9.125%, 10/15/15	2,197,125
ESCO Corp., Sr. Notes
1,660	8.625%, 12/15/13(8)	1,726,400
Terex Corp., Sr. Notes
3,710	10.875%, 6/1/16	4,183,025

		$11,474,644

Insurance — 0.6%

Aflac, Inc., Sr. Notes
$2,000	8.50%, 5/15/19	$2,454,354
Alliant Holdings I, Inc.
1,955	11.00%, 5/1/15(8)	2,028,312
HUB International Holdings, Inc., Sr. Notes
1,825	9.00%, 12/15/14(8)	1,788,500
Lincoln National Corp., Sr. Notes
1,400	7.00%, 3/15/18	1,546,229
MetLife, Inc., Sr. Notes
900	6.75%, 6/1/16	1,024,893
Principal Financial Group, Inc.
845	8.875%, 5/15/19	1,044,051
U.S.I. Holdings Corp., Sr. Notes, Variable Rate
1,380	4.125%, 11/15/14(8)	1,183,350

		$11,069,689

Leisure Goods / Activities / Movies — 1.6%

AMC Entertainment, Inc.
$13,080	11.00%, 2/1/16	$14,061,000
AMC Entertainment, Inc., Sr. Notes
1,145	8.75%, 6/1/19	1,219,425
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp.
2,170	12.50%, 12/31/49(5)(7)(8)	0
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate
3,975	0.00%, 12/31/49(5)(7)(8)	0
Marquee Holdings, Inc., Sr. Disc. Notes
5,195	9.505%, 8/15/14	4,350,812
MU Finance PLC, Sr. Notes
2,195	8.375%, 2/1/17(8)	2,162,075
Royal Caribbean Cruises, Sr. Notes
2,205	7.00%, 6/15/13	2,298,713
1,400	6.875%, 12/1/13	1,456,000
660	7.25%, 6/15/16	671,550
1,680	7.25%, 3/15/18	1,692,600
Universal City Development Partners, Ltd., Sr. Notes
1,240	8.875%, 11/15/15(8)	1,277,200
Universal City Development Partners, Ltd., Sr. Sub. Notes
1,650	10.875%, 11/15/16(8)	1,761,375

		$30,950,750

Lodging and Casinos — 3.4%

Buffalo Thunder Development Authority
$4,300	9.375%, 12/15/49(7)(8)	$741,750
CCM Merger, Inc.
2,680	8.00%, 8/1/13(8)	2,482,350
Chukchansi EDA, Sr. Notes, Variable Rate
3,080	4.024%, 11/15/12(8)	2,433,200
Fontainebleau Las Vegas Casino, LLC
9,180	10.25%, 6/15/15(7)(8)	172,125
Galaxy Entertainment Finance
2,610	9.875%, 12/15/12(8)	2,738,882
Greektown Holdings, LLC, Sr. Notes
1,095	10.75%, 12/1/13(7)(8)	78,019
Harrah’s Operating Co., Inc.
7,755	5.625%, 6/1/15	5,564,212
Harrah’s Operating Co., Inc., Sr. Notes
4,615	11.25%, 6/1/17(8)	5,053,425
3,035	12.75%, 4/15/18(8)	3,016,031
Inn of the Mountain Gods, Sr. Notes
5,615	12.00%, 11/15/49(7)	2,786,444
Majestic HoldCo, LLC
1,540	12.50%, 12/31/11(7)(8)	8,162
MGM Mirage, Inc.
4,400	8.50%, 9/15/10	4,438,500
4,885	8.375%, 2/1/11	4,970,487
MGM Mirage, Inc., Sr. Notes
1,655	10.375%, 5/15/14(8)	1,820,500
1,715	11.125%, 11/15/17(8)	1,957,244
755	9.00%, 3/15/20(8)	796,525
Midwest Gaming Borrower, LLC/Midwest Finance Corp., Sr. Notes
955	11.625%, 4/15/16(8)	986,038

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Lodging and Casinos (continued)

Mohegan Tribal Gaming Authority, Sr. Sub. Notes
$4,830	8.00%, 4/1/12	$4,612,650
3,375	7.125%, 8/15/14	2,759,062
4,550	6.875%, 2/15/15	3,617,250
Peninsula Gaming, LLC
495	8.375%, 8/15/15(8)	508,613
2,235	10.75%, 8/15/17(8)	2,296,462
Pinnacle Entertainment, Inc., Sr. Sub. Notes
1,195	7.50%, 6/15/15	1,156,163
Pokagon Gaming Authority, Sr. Notes
1,157	10.375%, 6/15/14(8)	1,220,635
San Pasqual Casino
1,215	8.00%, 9/15/13(8)	1,186,144
Seminole Hard Rock Entertainment, Variable Rate
2,010	2.757%, 3/15/14(8)	1,806,487
Tunica-Biloxi Gaming Authority, Sr. Notes
3,565	9.00%, 11/15/15(8)	3,409,031
Waterford Gaming, LLC, Sr. Notes
4,968	8.625%, 9/15/14(5)(8)	3,965,458

		$66,581,849

Nonferrous Metals / Minerals — 1.6%

Arch Coal, Inc., Sr. Notes
$980	8.75%, 8/1/16(8)	$1,048,600
Consol Energy, Inc.
1,785	8.00%, 4/1/17(8)	1,894,331
1,495	8.25%, 4/1/20(8)	1,599,650
FMG Finance PTY, Ltd.
8,435	10.625%, 9/1/16(8)	9,953,300
Novelis, Inc./GA, Sr. Notes
1,000	11.50%, 2/15/15(8)	1,105,000
Patriot Coal Corp.
780	8.25%, 4/30/18	785,850
Rio Tinto Finance USA, Ltd.
1,400	9.00%, 5/1/19	1,806,671
Teck Resources, Ltd., Sr. Notes
2,145	10.25%, 5/15/16	2,595,450
7,845	10.75%, 5/15/19	9,806,250

		$30,595,102

Oil and Gas — 4.3%

Antero Resources Finance Corp., Sr. Notes
$680	9.375%, 12/1/17(8)	$707,200
ATP Oil & Gas Corp, Sr. Notes
2,235	11.875%, 5/1/15(8)	2,240,588
Berry Petroleum Co., Sr. Notes
2,435	10.25%, 6/1/14	2,708,938
Bill Barrett Corp.
505	9.875%, 7/15/16	545,400
Chesapeake Energy Corp.
3,150	6.875%, 1/15/16	3,157,875
Coffeyville Resources, LLC / Coffeyville Finance, Inc., Sr. Notes
2,785	9.00%, 4/1/15(8)	2,854,625
Compton Pet Finance Corp.
2,450	7.625%, 12/1/13	2,094,750
Continental Resources, Inc.
305	7.375%, 10/1/20(8)	317,200
Denbury Resources, Inc.
1,674	8.25%, 2/15/20	1,803,735
Denbury Resources, Inc., Sr. Sub. Notes
1,315	7.50%, 12/15/15	1,357,738
3,285	9.75%, 3/1/16	3,646,350
El Paso Corp.
2,055	8.25%, 2/15/16	2,239,950
El Paso Corp., Sr. Notes
3,220	9.625%, 5/15/12	3,492,921
El Paso Tennessee Pipeline Co., Sr. Notes
3,860	7.25%, 12/15/25	3,581,744
Energy Transfer Partners LP, Sr. Notes
2,100	9.70%, 3/15/19	2,718,103
Forbes Energy Services, Sr. Notes
4,775	11.00%, 2/15/15	4,476,562
Forest Oil Corp.
410	7.25%, 6/15/19	418,200
Holly Corp.
1,435	9.875%, 6/15/17(8)	1,499,575
McJunkin Red Man Corp., Sr. Notes
2,045	9.50%, 12/15/16(8)	2,139,581
OPTI Canada, Inc., Sr. Notes
1,860	7.875%, 12/15/14	1,780,950
1,975	8.25%, 12/15/14	1,905,875
Overseas Shipholding Group, Inc., Sr. Notes
1,490	8.125%, 3/30/18	1,527,250
Petrobras International Finance Co.
1,906	7.875%, 3/15/19	2,236,628
Petroleum Development Corp., Sr. Notes
1,870	12.00%, 2/15/18	2,019,600
Petroplus Finance, Ltd.
430	6.75%, 5/1/14(8)	410,650
2,705	7.00%, 5/1/17(8)	2,475,075

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Oil and Gas (continued)

Petroplus Finance, Ltd., Sr. Notes
$4,260	9.375%, 9/15/19(8)	$4,089,600
Quicksilver Resources, Inc.
1,750	7.125%, 4/1/16	1,701,875
Quicksilver Resources, Inc., Sr. Notes
3,515	11.75%, 1/1/16	4,094,975
Rosetta Resources, Inc.
1,115	9.50%, 4/15/18(8)	1,148,450
SemGroup Corp.
6,135	8.75%, 11/15/49(5)	0
SESI, LLC, Sr. Notes
690	6.875%, 6/1/14	690,000
Southwestern Energy Co., Sr. Notes
4,200	7.50%, 2/1/18	4,609,500
United Refining Co., Sr. Notes
11,495	10.50%, 8/15/12	11,207,625
Weatherford International, Inc.
1,620	6.35%, 6/15/17	1,790,239

		$83,689,327

Publishing — 1.6%

Laureate Education, Inc.
$8,540	10.00%, 8/15/15(8)	$8,860,250
3,762	10.25%, 8/15/15(2)(8)	3,862,358
8,000	11.75%, 8/15/17(8)	8,440,000
Local Insight Regatta Holdings, Inc.
890	11.00%, 12/1/17	645,250
Nielsen Finance, LLC
5,250	10.00%, 8/1/14	5,538,750
2,490	11.50%, 5/1/16	2,838,600
905	12.50%, (0.00% until 8/1/11), 8/1/16	882,375
Nielsen Finance, LLC, Sr. Notes
300	11.625%, 2/1/14	342,000
Reader’s Digest Association, Inc. (The), Sr. Sub. Notes
7,480	9.00%, 2/15/17(5)(7)	748

		$31,410,331

Rail Industries — 0.6%

American Railcar Industry, Sr. Notes
$2,020	7.50%, 3/1/14	$1,979,600
Greenbrier Cos., Inc.
160	8.375%, 5/15/15	152,800
Kansas City Southern Mexico, Sr. Notes
47	9.375%, 5/1/12	48,316
2,530	7.625%, 12/1/13	2,612,225
1,055	7.375%, 6/1/14	1,081,375
4,000	8.00%, 6/1/15	4,250,000
500	8.00%, 2/1/18(8)	523,750

		$10,648,066

Real Estate Investment Trusts (REITs) — 0.1%

Developers Diversified Realty Corp., Sr. Notes
$950	9.625%, 3/15/16	$1,090,709
470	7.50%, 4/1/17	488,814
Regency Centers, LP
495	5.875%, 6/15/17	505,261

		$2,084,784

Retailers (Except Food and Drug) — 3.0%

Amscan Holdings, Inc., Sr. Sub. Notes
$6,135	8.75%, 5/1/14	$6,242,363
Express, LLC/Express Finance Corp., Sr. Notes
3,925	8.75%, 3/1/18(8)	3,720,825
Limited Brands, Inc.
3,325	8.50%, 6/15/19	3,707,375
Michaels Stores, Inc.
2,950	13.00%, (0.00% until 11/1/11), 11/1/16	2,655,000
Neiman Marcus Group, Inc.
5,065	9.00%, 10/15/15(2)	5,216,639
Phillips-Van Heusen Corp., Sr. Notes
1,495	7.375%, 5/15/20	1,539,850
3,085	7.75%, 11/15/23	3,303,282
Sally Holdings, LLC, Sr. Notes
11,100	10.50%, 11/15/16	12,237,750
Toys “R” Us
7,785	7.625%, 8/1/11	8,115,862
5,305	7.875%, 4/15/13	5,503,938
4,985	10.75%, 7/15/17(8)	5,682,900
Yankee Acquisition Corp.
835	9.75%, 2/15/17	876,750

		$58,802,534

Steel — 0.3%

AK Steel Corp.
$1,240	7.625%, 5/15/20	$1,283,400
RathGibson, Inc., Sr. Notes
4,915	11.25%, 2/15/14(7)	1,234,894

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Steel (continued)

United States Steel Corp., Sr. Notes
$2,970	7.375%, 4/1/20	$3,066,525

		$5,584,819

Surface Transport — 0.2%

Ryder System, Inc., MTN
$1,595	7.20%, 9/1/15	$1,819,857
Swift Transportation Co., Inc., Sr. Notes
1,625	12.50%, 5/15/17(8)	1,643,281
Teekay Corp., Sr. Notes
1,110	8.50%, 1/15/20	1,176,600

		$4,639,738

Technology — 0.1%

International Game Technology, Sr. Notes
$1,646	7.50%, 6/15/19	$1,919,791

		$1,919,791

Telecommunications — 4.1%

America Movil SAB de CV
$2,000	5.625%, 11/15/17	$2,144,274
Avaya, Inc.
6,120	10.125%, 11/1/15(2)	5,947,906
British Telecommunications PLC, Sr. Notes
915	5.95%, 1/15/18	961,769
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Notes
985	12.00%, 12/1/15(8)	1,031,788
Digicel Group, Ltd., Sr. Notes
1,560	12.00%, 4/1/14(8)	1,794,000
12,381	9.125%, 1/15/15(2)(8)	12,566,715
1,290	10.50%, 4/15/18(8)	1,383,525
Intelsat Bermuda, Ltd.
15,335	11.25%, 6/15/16	16,676,812
Intelsat Subsidiary Holdings Co., Ltd.
680	8.875%, 1/15/15(8)	707,200
NII Capital Corp.
3,490	10.00%, 8/15/16(8)	3,891,350
Qwest Communications International, Inc.
5,120	7.50%, 2/15/14	5,235,200
Qwest Corp., Sr. Notes
1,940	7.625%, 6/15/15	2,148,550
Qwest Corp., Sr. Notes, Variable Rate
1,000	3.507%, 6/15/13	1,020,000
SBA Telecommunications, Inc.
1,475	8.00%, 8/15/16(8)	1,563,500
985	8.25%, 8/15/19(8)	1,061,338
Sorenson Communications, Inc., Sr. Notes
4,205	10.50%, 2/1/15(8)	4,120,900
Sprint Capital Corp.
585	6.875%, 11/15/28	511,875
Telefonica Emisiones SAU
900	5.877%, 7/15/19	958,491
Telesat Canada/Telesat, LLC, Sr. Notes
3,305	11.00%, 11/1/15	3,718,125
Telesat Canada/Telesat, LLC, Sr. Sub. Notes
6,830	12.50%, 11/1/17	7,999,637
Wind Acquisition Finance SA, Sr. Notes
4,010	11.75%, 7/15/17(8)	4,481,175

		$79,924,130

Utilities — 0.9%

AES Corp., Sr. Notes
$764	8.75%, 5/15/13(8)	$779,280
1,000	8.00%, 10/15/17	1,035,000
Calpine Construction Finance Co., Sr. Notes
4,275	8.00%, 6/1/16(8)	4,446,000
Dominion Resources, Inc., Sr. Notes
1,320	8.875%, 1/15/19	1,700,067
Edison Mission Energy, Sr. Notes
1,005	7.00%, 5/15/17	737,419
1,130	7.20%, 5/15/19	813,600
NGC Corp.
4,395	7.625%, 10/15/26	3,054,525
NRG Energy, Inc., Sr. Notes
2,825	7.375%, 2/1/16	2,803,812
PSEG Power, LLC
1,405	5.50%, 12/1/15	1,533,763
Reliant Energy, Inc., Sr. Notes
360	7.625%, 6/15/14	359,550

		$17,263,016

Total Corporate Bonds & Notes
(identified cost $865,794,205)		$904,887,428

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Mortgage Pass-Throughs — 30.3%

Principal
Amount
(000’s omitted)	Security	Value

Federal Home Loan Mortgage Corp.:
$34,187	5.00%, with various maturities to 2019	$36,514,249
7,692	5.50%, with various maturities to 2018	8,272,731
14,584	6.00%, with various maturities to 2026	15,739,218
37,809	6.50%, with various maturities to 2032	41,481,328
41,676	7.00%, with various maturities to 2036	45,619,892
488	7.13%, with maturity at 2023	549,178
24,520	7.50%, with various maturities to 2029	27,665,175
812	7.65%, with maturity at 2022	927,244
135	7.70%, with maturity at 2022	154,414
15,064	8.00%, with various maturities to 2030	17,301,213
445	8.25%, with maturity at 2020	512,809
1,212	8.30%, with maturity at 2020	1,389,058
11,032	8.50%, with various maturities to 2031	12,829,598
3,894	9.00%, with various maturities to 2031	4,530,221
3,152	9.50%, with various maturities to 2025	3,659,929
506	10.00%, with maturity at 2020	581,139
444	10.50%, with maturity at 2020	515,285
529	12.00%, with maturity at 2020	597,868
36	13.00%, with maturity at 2015	41,554

		$218,882,103

Federal National Mortgage Association:
$3,012	2.926%, with maturity at 2022(9)	$3,103,553
5,334	3.344%, with maturity at 2036(9)	5,487,142
20,654	5.00%, with various maturities to 2018	22,041,252
14,594	5.50%, with various maturities to 2028	15,562,361
14,149	6.00%, with various maturities to 2026	15,338,472
16,283	6.318%, with maturity at 2032(9)	17,028,310
39,971	6.50%, with various maturities to 2036	43,860,557
457	6.75%, with maturity at 2023	504,514
40,280	7.00%, with various maturities to 2036	44,524,126
25,073	7.50%, with various maturities to 2035	28,447,232
9,420	8.00%, with various maturities to 2031	10,759,226
26	8.25%, with maturity at 2018	28,994
2,264	8.351%, with maturity at 2027(10)	2,639,163
11,599	8.50%, with various maturities to 2030	13,457,949
1,028	8.568%, with maturity at 2028(10)	1,198,796
663	8.628%, with maturity at 2029(10)	771,039
868	8.644%, with maturity at 2027(10)	1,013,761
162	8.902%, with maturity at 2024(10)	180,542
14,798	9.00%, with various maturities to 2027	17,337,204
4,186	9.50%, with various maturities to 2030	4,950,640
609	9.508%, with maturity at 2018(10)	701,710
1,223	10.00%, with various maturities to 2020	1,400,293
896	10.092%, with maturity at 2025(10)	1,023,464
879	10.449%, with maturity at 2019(10)	991,819
1,048	10.50%, with maturity at 2021	1,211,501
329	11.50%, with maturity at 2016	369,405
12	12.50%, with maturity at 2011	12,351

		$253,945,376

Government National Mortgage Association:
$3,142	6.00%, with maturity at 2024	$3,404,888
18,146	6.50%, with maturity at 2024	20,101,244
14,414	7.00%, with various maturities to 2033	16,194,352
30,828	7.50%, with various maturities to 2032	35,197,191
20,051	8.00%, with various maturities to 2034	23,199,823
646	8.30%, with maturity at 2020	744,565
1,283	8.50%, with various maturities to 2022	1,487,730
6,173	9.00%, with various maturities to 2026	7,240,070
8,763	9.50%, with various maturities to 2026	10,403,207
522	10.00%, with maturity at 2019	598,655

		$118,571,725

Total Mortgage Pass-Throughs
(identified cost $565,470,938)		$591,399,204

Collateralized Mortgage Obligations — 7.3%

Principal
Amount
(000’s omitted)	Security	Value

Federal Home Loan Mortgage Corp.:
$1,654	Series 24, Class J, 6.25%, 11/25/23	$1,784,523
1,882	Series 1497, Class K, 7.00%, 4/15/23	1,934,503
3,150	Series 1529, Class Z, 7.00%, 6/15/23	3,300,231
2,845	Series 1620, Class Z, 6.00%, 11/15/23	3,060,059
906	Series 1677, Class Z, 7.50%, 7/15/23	1,025,241
11,346	Series 1702, Class PZ, 6.50%, 3/15/24	12,675,916
5,258	Series 2113, Class QG, 6.00%, 1/15/29	5,677,530
680	Series 2122, Class K, 6.00%, 2/15/29	731,100
461	Series 2130, Class K, 6.00%, 3/15/29	497,642
466	Series 2167, Class BZ, 7.00%, 6/15/29	503,672
3,511	Series 2182, Class ZB, 8.00%, 9/15/29	3,920,511
4,687	Series 2198, Class ZA, 8.50%, 11/15/29	5,063,976
11,674	Series 2245, Class A, 8.00%, 8/15/27	13,260,832
4,433	Series 2458, Class ZB, 7.00%, 6/15/32	4,918,007

		$58,353,743

Federal National Mortgage Association:
$308	Series 1988-14, Class I, 9.20%, 6/25/18	$350,550
285	Series 1989-1, Class D, 10.30%, 1/25/19	323,299

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

See notes to financial statements

Principal
Amount
(000’s omitted)	Security	Value

Federal National Mortgage Association (continued)
$536	Series 1989-34, Class Y, 9.85%, 7/25/19	$627,328
408	Series 1990-17, Class G, 9.00%, 2/25/20	469,524
196	Series 1990-27, Class Z, 9.00%, 3/25/20	226,135
215	Series 1990-29, Class J, 9.00%, 3/25/20	249,423
895	Series 1990-43, Class Z, 9.50%, 4/25/20	1,041,903
315	Series 1991-98, Class J, 8.00%, 8/25/21	356,416
2,340	Series 1992-77, Class ZA, 8.00%, 5/25/22	2,668,739
159	Series 1992-103, Class Z, 7.50%, 6/25/22	178,547
269	Series 1992-113, Class Z, 7.50%, 7/25/22	302,478
574	Series 1992-185, Class ZB, 7.00%, 10/25/22	638,198
1,480	Series 1993-16, Class Z, 7.50%, 2/25/23	1,668,760
1,140	Series 1993-22, Class PM, 7.40%, 2/25/23	1,287,939
1,808	Series 1993-25, Class J, 7.50%, 3/25/23	2,036,799
3,475	Series 1993-30, Class PZ, 7.50%, 3/25/23	3,925,344
4,072	Series 1993-42, Class ZQ, 6.75%, 4/25/23	4,508,298
638	Series 1993-56, Class PZ, 7.00%, 5/25/23	710,862
745	Series 1993-156, Class ZB, 7.00%, 9/25/23	837,228
5,408	Series 1994-45, Class Z, 6.50%, 2/25/24	5,967,031
2,753	Series 1994-89, Class ZQ, 8.00%, 7/25/24	3,162,856
2,810	Series 1996-57, Class Z, 7.00%, 12/25/26	3,146,419
1,527	Series 1997-77, Class Z, 7.00%, 11/18/27	1,723,662
1,208	Series 1998-44, Class ZA, 6.50%, 7/20/28	1,330,081
558	Series 1999-45, Class ZG, 6.50%, 9/25/29	611,146
4,403	Series 2000-22, Class PN, 6.00%, 7/25/30	4,775,090
705	Series 2001-37, Class GA, 8.00%, 7/25/16	769,399
999	Series 2002-1, Class G, 7.00%, 7/25/23	1,118,268
476	Series G92-44, Class Z, 8.00%, 7/25/22	529,806
775	Series G92-44, Class ZQ, 8.00%, 7/25/22	862,079
1,177	Series G92-46, Class Z, 7.00%, 8/25/22	1,303,490
1,983	Series G92-60, Class Z, 7.00%, 10/25/22	2,188,185
20,507	Series G93-35, Class ZQ, 6.50%, 11/25/23	22,481,800
4,516	Series G93-40, Class H, 6.40%, 12/25/23	4,950,906

		$77,327,988

Government National Mortgage Association:
$4,932	Series 2002-45, Class PG, 6.00%, 3/17/32	$5,310,418
465	Series 2005-72, Class E, 12.00%, 11/16/15	523,230

		$5,833,648

Total Collateralized Mortgage Obligations
(identified cost $134,807,716)		$141,515,379

Commercial Mortgage-Backed Securities — 10.4%

Principal
Amount
(000’s omitted)	Security	Value

$25,545	BACM, Series 2004-1, Class A4, 4.76%, 11/10/39	$26,272,665
1,250	BSCMS, Series 2004-PWR3, Class A4, 4.715%, 2/11/41	1,298,086
3,500	BSCMS, Series 2004-PWR5, Class A3, 4.565%, 7/11/42	3,552,268
9,088	BSCMS, Series 2004-T16, Class A4, 4.32%, 2/13/46	9,273,407
3,000	CGCMT, Series 2004-C1, Class A3, 5.251%, 4/15/40	3,129,301
12,215	CGCMT, Series 2004-C1, Class A4, 5.545%, 4/15/40	12,970,264
32,874	COMM, Series 2004-LB2A, Class A4, 4.715%, 3/10/39(11)	33,778,785
6,000	COMM, Series 2004-LB4A, Class A3, 4.405%, 10/15/37	6,130,705
2,840	COMM, Series 2005-LP5, Class A2, 4.63%, 5/10/43	2,860,699
3,648	CSFB, Series 2001-CK1, Class A3, 6.38%, 12/16/35	3,706,745
19,897	CSFB, Series 2004-C1, Class A4, 4.75%, 1/15/37	20,409,839
1,098	CSFB, Series 2004-C3, Class A3, 4.302%, 7/15/36	1,098,150
4,000	CSFB, Series 2005-C4, Class A2, 5.017%, 8/15/38	3,997,038
526	GMACC, Series 2002-C2, Class A2, 5.389%, 10/15/38	539,432
2,200	JPMCC, Series 2004-CBX, Class A4, 4.529%, 1/12/37	2,250,974
27,214	JPMCC, Series 2005-LDP5, Class A3, 5.373%, 12/15/44(11)	28,378,506
1,534	LB-UBS, Series 2004-C2, Class A2, 3.246%, 3/15/29	1,536,124
4,000	LB-UBS, Series 2004-C6, Class A3, 4.547%, 8/15/29	4,044,646
179	LB-UBS, Series 2005-C1, Class A2, 4.31%, 2/15/30	178,976
19,775	MLMT, Series 2003-KEY1, Class A4, 5.236%, 11/12/35	21,057,968
10,000	MSC, Series 2004-IQ7, Class A3, 5.35%, 6/15/38	10,427,783
2,354	SBM7, Series 2000-C3, Class A2, 6.592%, 12/18/33	2,368,815
250	WBCMT, Series 2004-C12, Class A4, 5.413%, 7/15/41	262,426
3,594	WBCMT, Series 2004-C14, Class A2, 4.368%, 8/15/41	3,666,552

Total Commercial Mortgage-Backed Securities
(identified cost $198,548,626)		$203,190,154

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Asset-Backed Securities — 0.2%

Principal
Amount
(000’s omitted)	Security	Value

$578	Alzette European CLO SA, Series 2004-1A, Class E2, 7.273%, 12/15/20(2)(12)	$69,361
589	Avalon Capital Ltd. 3, Series 1A, Class D, 2.202%, 2/24/19(8)(12)	390,356
753	Babson Ltd., Series 2005-1A, Class C1, 2.253%, 4/15/19(8)(12)	487,582
1,007	Bryant Park CDO Ltd., Series 2005-1A, Class C, 2.353%, 1/15/19(2)(8)(12)	393,255
1,000	Carlyle High Yield Partners, Series 2004-6A, Class C, 2.70%, 8/11/16(8)(12)	510,000
985	Centurion CDO 8 Ltd., Series 2005-8A, Class D, 5.752%, 3/8/17(2)(12)	658,036
500	Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.054%, 7/17/19(12)	230,650
2,099	Comstock Funding Ltd., Series 2006-1A, Class D, 4.502%, 5/30/20(2)(8)(12)	1,234,517
1,539	Dryden Leveraged Loan, Series 2004-6A, Class C1, 2.888%, 7/30/16(2)(8)(12)	630,151

Total Asset-Backed Securities
(identified cost $8,515,561)		$4,603,908

Common Stocks — 0.9%

Shares	Security	Value

Aerospace and Defense — 0.0%

16,105	ACTS Aero Technical Support & Service, Inc.(13)	$285,856

		$285,856

Automotive — 0.1%

25,372	Dayco Products, LLC(13)	$1,087,824
8,949	Hayes Lemmerz International, Inc.(5)(13)	42,866

		$1,130,690

Building and Development — 0.1%

3,677	Panolam Holdings Co.(5)(13)(14)	$2,020,511
26,154	Sanitec Europe Oy B Units(5)(13)	79,396
25,787	Sanitec Europe Oy E Units(5)(13)	0
1,231	United Subcontractors, Inc.(5)(13)	79,889
4,575	WCI Communities, Inc.(13)	388,913

		$2,568,709

Chemicals and Plastics — 0.0%

243	Wellman Holdings, Inc.(5)(13)	$72,314

		$72,314

Containers and Glass Products — 0.2%

142,857	Anchor Glass Container Corp.(5)(13)	$3,157,140

		$3,157,140

Diversified Manufacturing — 0.0%

298,115	MEGA Brands, Inc.(13)	$154,722

		$154,722

Ecological Services and Equipment — 0.0%

2,484	Environmental Systems Products Holdings, Inc.(5)(13)(14)	$43,520

		$43,520

Food Service — 0.0%

30,225	Buffets, Inc.(13)	$151,125

		$151,125

Home Furnishings — 0.1%

8,511	Oreck Corp.(5)(13)	$619,941

		$619,941

Lodging and Casinos — 0.0%

17,051	Tropicana Entertainment, Inc.(13)	$298,393

		$298,393

Nonferrous Metals / Minerals — 0.0%

1,636	Euramax International, Inc.(5)(13)	$172,330

		$172,330

Oil and Gas — 0.0%

15,874	SemGroup Corp.(13)	$461,140

		$461,140

Publishing — 0.4%

15,802	Dex One Corp.(13)	$478,959
5,187	Ion Media Networks, Inc.(5)(13)	1,482,859
14,016	MediaNews Group, Inc.(13)	224,252
198,278	Reader’s Digest Association, Inc. (The)(13)	5,650,923

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Shares	Security	Value

Publishing (continued)

2,862	Source Interlink Companies, Inc.(5)(13)	$20,692
1,091	Star Tribune Media Holdings Co.(5)(13)	404
9,296	SuperMedia, Inc.(13)	417,390

		$8,275,479

Steel — 0.0%

33,937	Niagara Corp.(5)(13)	$50,906

		$50,906

Total Common Stocks
(identified cost $13,299,322)		$17,442,265

Convertible Bonds — 0.4%

Principal
Amount
(000’s omitted)	Security	Value

Automotive — 0.2%

Ford Motor Co.
$2,350	4.25%, 11/15/16	$3,668,937

		$3,668,937

Diversified Media — 0.0%

Virgin Media, Inc.
$750	6.50%, 11/15/16(8)	$938,438

		$938,438

Drugs — 0.1%

Kendle International, Inc.
$2,245	3.375%, 7/15/12	$2,135,556

		$2,135,556

Electronics / Electrical — 0.1%

Advanced Micro Devices, Inc.
$2,095	6.00%, 5/1/15	$2,029,531

		$2,029,531

Total Convertible Bonds
(identified cost $6,587,765)		$8,772,462

Convertible Preferred Stocks — 0.1%

Shares	Security	Value

Oil, Gas & Consumable Fuels — 0.1%

9,691	Chesapeake Energy Corp.	$810,071

		$810,071

Wireless Telecommunication Services — 0.0%

4,958	Crown Castle International Corp.(2)	$289,113

		$289,113

Total Convertible Preferred Stocks
(identified cost $1,176,061)		$1,099,184

Preferred Stocks — 0.0%

Shares/Units	Security	Value

Ecological Services and Equipment — 0.0%

1,138	Environmental Systems Products Holdings, Inc., Series A(5)(13)(14)	$91,040

		$91,040

Lodging and Casinos — 0.0%

6,494	Fontainebleau Resorts LLC(2)(5)(14)	$65

		$65

Total Preferred Stocks
(identified cost $6,513,845)		$91,105

Warrants — 0.0%

Shares	Security	Value

Chemicals and Plastics — 0.0%

663	Foamex, Series A, Exp. 12/31/13(5)(13)	$0
663	Foamex, Series B, Exp. 12/31/15(5)(13)	0

		$0

Food Products — 0.0%

1,745	ASG Consolidated, LLC/ASG Finance, Inc., Exp. 5/15/18(13)	$0

		$0

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Shares	Security	Value

Home Furnishings — 0.0%

888	Oreck Corp., Exp. 3/19/20(5)(13)	$64,682

		$64,682

Oil and Gas — 0.0%

16,708	SemGroup Corp., Exp. 11/30/14(5)(13)	$137,841

		$137,841

Publishing — 0.0%

23,833	Reader’s Digest Association, Inc. (The), Exp. 2/15/17(5)(13)	$0
935	Star Tribune, Exp. 9/28/13(5)(13)	0

		$0

Total Warrants
(identified cost $64,849)		$202,523

Miscellaneous — 0.1%

Shares	Security	Value

Business Equipment and Services — 0.1%

5,250,000	NCS Acquisition Corp., Escrow Certificate(13)	$862,050

		$862,050

Cable and Satellite Television — 0.0%

2,786,444	Adelphia Recovery Trust(13)	$101,009
2,800,000	Adelphia, Inc., Escrow Certificate(13)	49,280

		$150,289

Oil and Gas — 0.0%

1,170,000	VeraSun Energy Corp., Escrow Certificate(5)(13)	$0

		$0

Total Miscellaneous
(identified cost $4,646,050)		$1,012,339

Short-Term Investments — 1.8%

Interest/ Principal
Amount
(000’s omitted)	Description	Value

$25,668	Eaton Vance Cash Reserves Fund, LLC, 0.19%(15)	$25,667,636
9,524	State Street Bank and Trust Euro Time Deposit, 0.01%, 5/3/10	9,523,797

Total Short-Term Investments
(identified cost $35,191,433)		$35,191,433

Total Investments — 142.3%
(identified cost $2,740,011,932)		$2,775,354,345

Less Unfunded Loan Commitments — 0.0%		$(345,355)

Net Investments — 142.3%
(identified cost $2,739,666,577)		$2,775,008,990

Other Assets, Less Liabilities — (28.6)%		$(558,195,992)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (13.7)%		$(266,633,552)

Net Assets Applicable to Common Shares — 100.0%		$1,950,179,446

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

BACM - Bank of America Commercial Mortgage, Inc.

BSCMS - Bear Stearns Commercial Mortgage Securities, Inc.

CGCMT - Citigroup Commercial Mortgage Trust

COMM - Commercial Mortgage Pass-Through Certificate

CSFB - Credit Suisse First Boston Mortgage Securities Corp.

DIP - Debtor In Possession

GMACC - GMAC Commercial Mortgage Securities, Inc.

JPMCC - JPMorgan Chase Commercial Mortgage Securities Corp.

LB-UBS - LB-UBS Commercial Mortgage Trust

MLMT - Merrill Lynch Mortgage Trust

MSC - Morgan Stanley Capital I

MTN - Medium-Term Note

SBM7 - Salomon Brothers Mortgage Securities VII, Inc.

WBCMT - Wachovia Bank Commercial Mortgage Trust

EUR - Euro

GBP - British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Represents a payment-in-kind security which may pay all or a portion of interest/dividends in additional par/shares.

(3)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(4)	Defaulted matured security.

(5)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(6)	This Senior Loan will settle after April 30, 2010, at which time the interest rate will be determined.

(7)	Currently the issuer is in default with respect to interest payments.

(8)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions and remain exempt from registration, normally to qualified institutional buyers. At April 30, 2010, the aggregate value of these securities is $335,939,365 or 17.2% of the Fund’s net assets applicable to common shares.

(9)	Adjustable rate mortgage security. Rate shown is the rate at April 30, 2010.

(10)	Weighted average fixed-rate coupon that changes/updates monthly.

(11)	Security held as collateral for borrowings under the Term Asset-Backed Securities Loan Facility (TALF).

(12)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2010.

(13)	Non-income producing security.

(14)	Restricted security (see Note 8).

(15)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2010. Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, another affiliated investment company, for the year ended April 30, 2010 was $13,625 and $1,229, respectively.

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of April 30, 2010

Assets

Unaffiliated investments, at value (identified cost, $2,713,998,941)	$2,749,341,354
Affiliated investment, at value (identified cost, $25,667,636)	25,667,636
Cash	1,999,999
Foreign currency, at value (identified cost, $4,286,050)	4,282,874
Interest and dividends receivable	29,629,260
Interest receivable from affiliated investment	4,032
Receivable for investments sold	24,335,094
Prepaid expenses	4,321,428
Receivable from affiliate	13,300
Other assets	614,608

Total assets	$2,840,209,585

Liabilities

Notes payable	$526,200,000
TALF loans payable, at value (principal $51,042,132)	51,042,132
Payable for investments purchased	42,625,682
Payable for open forward foreign currency exchange contracts	776,986
Payable to affiliates:
Investment adviser fee	1,479,093
Trustees’ fees	4,208
Accrued expenses	1,271,813

Total liabilities	$623,399,914

Auction preferred shares (10,665 shares outstanding) at liquidation value plus cumulative unpaid dividends	$266,630,225

Net assets applicable to common shares	$1,950,179,446

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 117,285,374 shares issued and outstanding	$1,172,854
Additional paid-in capital	2,288,558,954
Accumulated net realized loss	(380,447,666)
Accumulated undistributed net investment income	6,535,002
Net unrealized appreciation	34,360,302

Net assets applicable to common shares	$1,950,179,446

Net Asset Value Per Common Share

($1,950,179,446 ÷ 117,285,374 common shares issued and outstanding)	$16.63

Statement of Operations

For the Year Ended
April 30, 2010

Investment Income

Interest and other income	$172,215,154
Dividends	666,245
Interest allocated from affiliated investments	70,663
Expenses allocated from affiliated investments	(55,809)

Total investment income	$172,896,253

Expenses

Investment adviser fee	$19,406,685
Trustees’ fees and expenses	50,204
Custodian fee	588,076
Transfer and dividend disbursing agent fees	15,884
Legal and accounting services	323,706
Printing and postage	238,461
Interest expense and fees	18,021,775
Preferred shares service fee	394,246
Miscellaneous	198,739

Total expenses	$39,237,776

Deduct —
Reduction of investment adviser fee	$3,569,352
Reduction of custodian fee	220

Total expense reductions	$3,569,572

Net expenses	$35,668,204

Net investment income	$137,228,049

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(40,765,159)
Investment transactions allocated from affiliated investments	22,973
Foreign currency and forward foreign currency exchange contract transactions	(951,912)

Net realized loss	$(41,694,098)

Change in unrealized appreciation (depreciation) —
Investments	$471,567,924
Foreign currency and forward foreign currency exchange contracts	272,556

Net change in unrealized appreciation (depreciation)	$471,840,480

Net realized and unrealized gain	$430,146,382

Distributions to preferred shareholders

From net investment income	$(794,073)

Net increase in net assets from operations	$566,580,358

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	April 30, 2010	April 30, 2009

From operations —
Net investment income	$137,228,049	$151,554,544
Net realized loss from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(41,694,098)	(75,728,790)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	471,840,480	(294,685,212)
Distributions to preferred shareholders —
From net investment income	(794,073)	(6,516,518)

Net increase (decrease) in net assets from operations	$566,580,358	$(225,375,976)

Distributions to common shareholders —
From net investment income	$(152,314,907)	$(151,416,269)
Tax return of capital	—	(2,635,199)

Total distributions to common shareholders	$(152,314,907)	$(154,051,468)

Capital share transactions —
Reinvestment of distributions to common shareholders	$1,385,235	$—
Issued in connection with tax-free reorganization (see Note 14)	77,565,332	—

Net increase in net assets from capital share transactions	$78,950,567	$—

Net increase (decrease) in net assets	$493,216,018	$(379,427,444)

Net Assets Applicable to Common Shares

At beginning of year	$1,456,963,428	$1,836,390,872

At end of year	$1,950,179,446	$1,456,963,428

Accumulated undistributed (distributions in excess of) net investment income included in net assets applicable to common shares

At end of year	$6,535,002	$(737,443)

Statement of Cash Flows

Cash Flows From	Year Ended
Operating Activities	April 30, 2010

Net increase in net assets from operations	$566,580,358
Distributions to preferred shareholders	794,073

Net increase in net assets from operations excluding distributions to preferred shareholders	$567,374,431
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(1,165,473,667)
Investments sold and principal repayments	1,232,073,455
Increase in short-term investments, net	(13,771,462)
Net accretion/amortization of premium (discount)	(2,339,830)
Amortization of structuring and renewal fees on notes payable	6,340,560
Decrease in interest and dividends receivable	1,415,179
Increase in interest receivable from affiliated investment	(2,282)
Increase in receivable for investments sold	(10,028,153)
Decrease in receivable for open forward foreign currency exchange contracts	38,567
Decrease in prepaid expenses	40,038
Increase in other assets	(258,878)
Increase in payable for investments purchased	22,602,215
Decrease in payable for open forward foreign currency exchange contracts	(315,576)
Increase in payable to affiliate for investment adviser fee	497,622
Decrease in payable to affiliate for Trustees’ fees	(296)
Decrease in accrued expenses	(540,128)
Decrease in unfunded loan commitments	(2,601,098)
Net change in unrealized (appreciation) depreciation from investments	(471,567,924)
Net realized (gain) loss from investments	40,742,186

Net cash provided by operating activities	$204,224,959

Cash Flows From Financing Activities

Distributions paid to common shareholders, net of reinvestments	$(150,929,672)
Liquidation of auction preferred shares acquired in connection with tax-free reorganization (see Note 14)	(8,000,000)
Cash distributions to preferred shareholders	(800,056)
Proceeds from notes payable	305,000,000
Repayments of notes payable	(398,000,000)
Proceeds from TALF loans payable	51,074,800
Repayment of TALF loans payable	(32,668)

Net cash used in financing activities	$(201,687,596)

Net increase in cash*	$2,537,363

Cash at beginning of year(1)	$3,745,510

Cash at end of year(1)	$6,282,873

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$1,385,235
Issuance of shares of the Fund in connection with tax-free reorganization (see Note 14)	$77,565,332
Noncash operating activities not included herein consist of:
Acquisition of net assets in connection with tax-free reorganization (see Note 14)	$77,565,332
Cash paid for interest and fees on borrowings	$12,228,152

(1) Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $15,191.

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended April 30,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year (Common shares)	$12.960	$16.330	$18.320	$18.210	$18.430

Income (Loss) From Operations

Net investment income(1)(2)	$1.213	$1.348	$1.700	$1.701	$1.512
Net realized and unrealized gain (loss)(2)	3.809	(3.290)	(1.817)	0.281	0.048
Distributions to preferred shareholders
From net investment income(1)	(0.007)	(0.058)	(0.360)	(0.359)	(0.267)

Total income (loss) from operations	$5.015	$(2.000)	$(0.477)	$1.623	$1.293

Less Distributions to Common Shareholders

From net investment income	$(1.345)	$(1.347)	$(1.513)	$(1.513)	$(1.513)
Tax return of capital	—	(0.023)	—	—	—

Total distributions to common shareholders	$(1.345)	$(1.370)	$(1.513)	$(1.513)	$(1.513)

Net asset value — End of year (Common shares)	$16.630	$12.960	$16.330	$18.320	$18.210

Market value — End of year (Common shares)	$16.600	$11.580	$15.300	$18.700	$17.090

Total Investment Return on Net Asset Value(3)	40.73%	(10.71)%	(1.99)%	9.42%	7.72%

Total Investment Return on Market Value(3)	57.21%	(14.85)%	(10.04)%	19.01%	5.32%

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended April 30,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$1,950,179	$1,456,963	$1,836,391	$2,056,843	$2,035,747
Ratios (as a percentage of average daily net assets applicable to common shares):(4)
Expenses excluding interest and fees(5)	1.02%	1.09%	1.07%	1.02%	1.00%
Interest and fee expense(6)	1.04%	1.37%	—	—	—
Total expenses	2.06%	2.46%	1.07%	1.02%	1.00%
Net investment income	7.90%	9.91%	9.89%	9.39%	8.27%
Portfolio Turnover	46%	27%	39%	49%	53%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings under the Credit Agreement, are as follows:

Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(4)
Expenses excluding interest and fees(5)	0.69%	0.71%	0.76%	0.73%	0.72%
Interest and fee expense(6)	0.70%	0.90%	—	—	—
Total expenses	1.39%	1.61%	0.76%	0.73%	0.72%
Net investment income	5.31%	6.48%	7.00%	6.73%	5.94%

Senior Securities:
Total notes payable outstanding (in 000’s)	$526,200	$619,200	$—	$—	$—
Asset coverage per $1,000 of notes payable(7)	$5,213	$3,784	$—	$—	$—
Total preferred shares outstanding	10,665	10,665	32,000	32,000	32,000
Asset coverage per preferred share	$86,494 (8)	$66,119 (8)	$82,395 (9)	$89,289 (9)	$88,630 (9)
Involuntary liquidation preference per preferred share(10)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(10)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)	For federal income tax purposes, net investment income per share was $1.342, $1.395, $1.787, $1.899, and $1.807, respectively, and net realized and unrealized gain (loss) per share was $3.680, $(3.337), $(1.904), $(0.080) and $(0.247) for the years ended April 30, 2010, 2009, 2008, 2007 and 2006, respectively. Computed using average common shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(4)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Interest and fee expense relates to the notes payable incurred to partially redeem the Fund’s APS (see Note 10) and to the TALF loans (see Note 11).

(7)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(8)	Calculated by subtracting the Fund’s total liabilities (not including the notes payables and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payables and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 346% and 264% at April 30, 2010 and 2009, respectively.

(9)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.

(10)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Limited Duration Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent it is consistent with its primary objective.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) are generally valued on the basis of valuations furnished by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. The value of preferred debt securities that are valued by a pricing service on an equity basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange

Eaton Vance Limited Duration Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At April 30, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $326,502,216 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on April 30, 2012 ($26,481,368), April 30, 2013 ($40,885,552), April 30, 2014 ($28,843,098), April 30, 2015 ($18,927,766), April 30, 2016 ($31,018,401), April 30, 2017 ($112,795,908) and April 30, 2018 ($67,550,123).

A capital loss carryforward of $41,407,625 included in the amounts above is available to the Fund as a result of the reorganization on March 12, 2010 (see Note 14). Utilization of this capital loss carryforward may be limited in accordance with certain income tax regulations.

Additionally, at April 30, 2010, the Fund had a net capital loss of $33,109,072 attributable to security transactions incurred after October 31, 2009. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending April 30, 2011.

As of April 30, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended April 30, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

Eaton Vance Limited Duration Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no benefits from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is the seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if

Eaton Vance Limited Duration Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Auction Preferred Shares

The Fund issued Auction Preferred Shares (APS) on July 25, 2003 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset weekly for Series A, Series B, Series C and Series D APS, and approximately monthly for Series E by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate on the date of the auction.

The number of APS issued and outstanding as of April 30, 2010 is as follows:

APS Issued and Outstanding

Series A	2,133
Series B	2,133
Series C	2,133
Series D	2,133
Series E	2,133

The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund’s By-Laws and the 1940 Act. The Fund pays an annual fee up to 0.15% of the liquidation value of the APS to broker-dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3   Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at April 30, 2010, and the amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS	Dividends	Average APS	Dividends
	Dividend Rates at	Paid to APS	Dividend	Rate
	April 30, 2010	Shareholders	Rates	Ranges

Series A	0.32%	$159,063	0.30%	0.05%–0.77%
Series B	0.36%	$158,303	0.30%	0.15%–0.45%
Series C	0.36%	$161,808	0.30%	0.15%–0.50%
Series D	0.36%	$157,463	0.30%	0.15%–0.45%
Series E	0.34%	$157,436	0.30%	0.15%–0.45%

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The table above reflects such maximum dividend rate for each series as of April 30, 2010.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax

Eaton Vance Limited Duration Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended April 30, 2010 and April 30, 2009 was as follows:

	Year Ended April 30,
	2010	2009

Distributions declared from:
Ordinary income	$153,108,980	$157,932,787
Tax return of capital	$—	$2,635,199

During the year ended April 30, 2010, accumulated net realized loss was decreased by $9,180,271, accumulated undistributed net investment income was increased by $23,153,376 and paid-in capital was decreased by $32,333,647 due to differences between book and tax accounting, primarily for mixed straddles, paydown gain (loss), premium amortization, foreign currency gain (loss) and defaulted bonds. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of April 30, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$7,971,985
Capital loss carryforward and post October losses	$(359,611,288)
Net unrealized appreciation	$12,086,941

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to premium amortization, investments in partnerships, wash sales and defaulted bond interest.

4   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average weekly gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, another affiliated investment company, on the Fund’s investment of cash therein was credited against the Fund’s adviser fee. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended April 30, 2010, the Fund’s investment adviser fee totaled $19,455,658 of which $48,973 was allocated from Cash Management Portfolio and $19,406,685 was paid or accrued directly by the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average weekly gross assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average weekly gross assets in year six, 0.10% in year seven and 0.05% in year eight. The Fund concluded its first six full years of operations on May 30, 2009. Pursuant to this agreement, EVM waived $2,688,918 of its investment adviser fee for the year ended April 30, 2010.

EVM had further agreed to reduce its investment adviser fee to the extent that the cost of the outstanding borrowings to partially redeem the Fund’s APS was greater than the dividends and preferred shares service fee that would have been incurred had the APS not been redeemed, hereafter referred to as “incremental cost”. Such fee reduction was calculated as the lesser of 50% of the Fund’s investment adviser fee on assets attributable to the borrowings or the incremental cost over an 18-month period and remained in effect until October 31, 2009. Pursuant to this agreement, EVM waived $880,434 of its investment adviser fee for the year ended April 30, 2010.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended April 30, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended April 30, 2010 were as follow:

Purchases

Investments (non-U.S. Government)	$1,082,831,070
U.S. Government and Agency Securities	82,642,597

$1,165,473,667

Sales

Investments (non-U.S. Government)	$1,161,078,183
U.S. Government and Agency Securities	70,995,272

$1,232,073,455

Eaton Vance Limited Duration Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

6   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. Transactions in common shares were as follows:

	Year Ended April 30,
	2010	2009

Issued to shareholders electing to receive payments of distributions in Fund shares	83,853	—
Issued in connection with the acquisition of Eaton Vance Credit Opportunities Fund (see Note 14)	4,738,774	—

Net increase	4,822,627	—

7   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,761,939,938

Gross unrealized appreciation	$120,033,363
Gross unrealized depreciation	(106,964,311)

Net unrealized appreciation	$13,069,052

8   Restricted Securities

At April 30, 2010, the Fund owned the following securities (representing less than 0.2% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares/Units	Cost		Value

Common Stocks

Environmental Systems
Products Holdings, Inc.	10/25/07	2,484	$0	(1)	$43,520
Panolam Holdings Co.	12/30/09	3,677	2,020,511		2,020,511

Total Common Stocks			$2,020,511		$2,064,031

Preferred Stocks

Environmental Systems
Products Holdings, Inc., Series A	10/25/07	1,138	$19,915		$91,040
Fontainebleau Resorts LLC	6/1/07	6,494	6,493,930		65

Total Preferred Stocks			$6,513,845		$91,105

Total Restricted Securities			$8,534,356		$2,155,136

(1)	Less than $0.50.

9   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2010 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
Settlement Date	Deliver	In Exchange For	Depreciation

5/28/10	British Pound Sterling 13,580,831	United States Dollar 20,633,900	$(143,571)
5/28/10	Euro 53,926,528	United States Dollar 71,173,311	(633,415)

			$(776,986)

At April 30, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective May 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about

Eaton Vance Limited Duration Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund may enter into forward foreign currency exchange contracts. The Fund may also enter into such contracts to hedge the currency risk of investments it anticipates purchasing.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At April 30, 2010, the fair value of derivatives with credit-related contingent features in a net liability position was $633,415.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at April 30, 2010 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Forward foreign currency exchange contracts	$—	$(776,986	)(1)

(1)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts and Net unrealized appreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended April 30, 2010 was as follows:

Change in
Unrealized
	Realized Gain		Appreciation
	(Loss) on		(Depreciation) on
	Derivatives		Derivatives
	Recognized in		Recognized in
Derivative	Income		Income

Forward foreign currency exchange contracts	$(933,994	)(1)	$207,006(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended April 30, 2010, which is indicative of the volume of this derivative type, was approximately $86,890,000.

10   Revolving Credit and Security Agreement

Effective April 11, 2008, the Fund entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to a limit of $715,625,000 for a period of five years, the proceeds of which were primarily used to partially redeem the Fund’s APS. The Agreement provides for a renewable 364-day backstop financing arrangement, which ensures that alternate financing will continue to be available to the Fund should the conduits be unable to place their commercial paper. The Agreement was renewed effective March 29, 2010. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Fund pays a monthly program fee of 0.75% per annum on its outstanding borrowings to administer the facility and a monthly liquidity fee of 0.50% per annum (0.75% per annum prior to September 8, 2009) on the borrowing limit under the Agreement. The Fund also paid an initial structuring fee of $7,156,250 which is being amortized to interest expense over a period of five years, and a renewal fee of $5,367,188, which was amortized to interest expense over a period of one year through March 2010. The unamortized structuring fee at April 30, 2010 is approximately $4,217,000 and is included in prepaid expenses on the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At April 30, 2010, the Fund had borrowings outstanding under the Agreement of $526,200,000 at an interest rate of 0.25%. The carrying amount of the borrowings at April 30, 2010 approximated its fair value. For the year ended April 30, 2010, the average borrowings under the Agreement and the average interest rate were $580,720,548 and 0.47%, respectively.

11   Term Asset-Backed Securities Loan Facility

The Fund participates in the Term Asset-Backed Loan Facility (TALF), a loan facility administered by the Federal Reserve Bank of New York in conjunction with the U.S. Treasury Department. The program provides term financing for eligible asset-backed securities and commercial mortgage-backed securities that meet certain criteria. Under the terms of the program, the Fund pledged as collateral commercial mortgage-backed securities in exchange for non-recourse loans of 85% of the value of the pledged collateral at the inception of the loans. The loans may be prepaid in whole or in part at any time at the Fund’s option without a penalty. Principal repayments on the pledged collateral must be used to reduce the outstanding loan balance. Interest on the loans is based on

Eaton Vance Limited Duration Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

a predetermined rate on the loan origination date and is payable monthly, typically from the interest received on the pledged collateral. In addition, the Fund paid an administrative fee of 0.20% of the amount borrowed which is being amortized as interest expense to the maturity date of the loans. Unamortized administrative fees at April 30, 2010 were approximately $93,500 and are included in prepaid expense on the Statement of Assets and Liabilities.

At April 30, 2010, the Fund had two TALF loans outstanding aggregating $51,042,132 with an interest rate of 2.78% and a maturity date of January 28, 2013. The fair value of the securities pledged as collateral on the loans at April 30, 2010 was $62,157,291. For the period from the initial borrowing date of January 28, 2010 through April 30, 2010, the average borrowings under the TALF program and the weighted average interest rate were $51,049,157 and 2.78% (annualized), respectively.

The Fund has elected to value its TALF loans at fair value, as permitted by U.S. generally accepted accounting principles for fair value measurements, to mitigate the volatility in net assets caused by measuring related assets and liabilities differently. The Fund values its TALF loans using methods determined in good faith by or at the direction of the Trustees of the Fund. Each such determination is based on consideration of, including but not limited to, observable market transactions, the nonrecourse nature of the loans, the value of the underlying collateral, and market interest rates. At April 30, 2010, the fair value of the Fund’s TALF loans was determined to be its face value.

12   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

13   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$862,724,646	$2,876,960	$865,601,606
Corporate Bonds & Notes	—	900,661,685	4,225,743	904,887,428
Mortgage Pass-Throughs	—	591,399,204	—	591,399,204
Collateralized Mortgage Obligations	—	141,515,379	—	141,515,379
Commercial Mortgage-Backed Securities	—	203,190,154	—	203,190,154
Asset-Backed Securities	—	4,603,908	—	4,603,908
Common Stocks	1,512,211	8,087,286	7,842,768	17,442,265
Convertible Bonds	—	8,772,462	—	8,772,462
Convertible Preferred Stocks	810,071	289,113	—	1,099,184
Preferred Stocks	—	—	91,105	91,105
Warrants	—	—	202,523	202,523
Miscellaneous	—	1,012,339	0	1,012,339
Short-Term Investments	—	35,191,433	—	35,191,433

Total Investments	$2,322,282	$2,757,447,609	$15,239,099	$2,775,008,990

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(776,986)	$—	$(776,986)
TALF Loans Payable	—	—	(51,042,132)	(51,042,132)

Total	$—	$(776,986)	$(51,042,132)	$(51,819,118)

Eaton Vance Limited Duration Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value:

				Investments
	Investments			in Preferred
	in Senior	Investments in		Stocks,
	Floating-	Corporate	Investments	Warrants
	Rate	Bonds &	in Common	and	TALF
	Interests	Notes	Stocks	Miscellaneous	Loans Payable	Total

Balance as of April 30, 2009	$1,217,696	$191,394	$5,828,336	$607,545	$—	$7,844,971
Assets acquired in reorganization (see Note 14)	398,228	135,715	110,872	2,629	—	647,444
Realized gains (losses)	(2,520,722)	20,099	(73)	—	—	(2,500,696)
Change in net unrealized appreciation (depreciation)*	3,172,049	(424,516)	1,604,216	(758,561)	—	3,593,188
Net purchases (sales)	552,078	(573,095)	299,417	442,015	(51,042,132)	(50,321,717)
Accrued discount (premium)	5,131	68,167	—	—	—	73,298
Net transfers to (from) Level 3	52,500	4,807,979	—	—	—	4,860,479

Balance as of April 30, 2010	$2,876,960	$4,225,743	$7,824,768	$293,628	$(51,042,132)	$(35,803,033)

Change in net unrealized appreciation (depreciation) on investments still held as of April 30, 2010*	$(48,666)	$(424,516)	$1,571,086	$(979,866)	$—	$118,038

*	Amount is included in the related amount on investments in the Statement of Operations.

14   Reorganization

Prior to the opening of business on March 12, 2010, the Fund acquired the net assets applicable to common shares of Eaton Vance Credit Opportunities Fund (the Acquired Fund) pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the Acquired Fund on February 26, 2010. The acquisition was accomplished by a tax-free exchange of 4,738,774 common shares of the Fund (valued at $77,565,332) for 7,274,487 common shares of the Acquired Fund, each outstanding on March 11, 2010, and cash consideration equal to the aggregate liquidation value of the Acquired Fund’s Auction Preferred Shares (valued at $8,000,000). The investment portfolio of the Acquired Fund, with a fair value of $84,111,346 and identified cost of $101,932,161 at March 11, 2010, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets applicable to common shares of the Fund immediately before the acquisition were $1,840,816,015. The net assets applicable to common shares of the Acquired Fund at that date of $77,565,332, including $44,649,745 of accumulated net realized losses and $17,755,310 of unrealized depreciation, were combined with those of the Fund, resulting in combined net assets applicable to common shares of $1,918,381,347.

Assuming the acquisition had been completed on May 1, 2009, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended April 30, 2010 are as follows:

Net investment income	$142,462,493

Net realized losses	$(52,049,865)

Net increase in net assets resulting from operations	$603,910,531

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s Statement of Operations since March 12, 2010.

Eaton Vance Limited Duration Income Fund as of April 30, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Eaton Vance Limited Duration Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Limited Duration Income Fund (the “Fund”), including the portfolio of investments, as of April 30, 2010 , and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of April 30, 2010, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Limited Duration Income Fund as of April 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 21, 2010

Eaton Vance Limited Duration Income Fund as of April 30, 2010

NOTICE TO SHAREHOLDERS

Since May 1, 2009, the following changes were made to the Fund’s investment policies:

•	In April 2010, the Board approved a change to the Fund’s investment policies. Previously, the Fund invested at least 50% of its total assets in two investment categories: (i) mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities or that are issued by private issuers (“MBS”) and (ii) investments rated below investment grade, which include (but are not limited to) senior loans and high yield bonds. The balance of the Fund’s assets include, among other securities, commercial mortgage-backed securities, unsecured loans, investment grade fixed income debt obligations and money market instruments. Under the new policies, the Fund continues to invest at least 50% of its total assets in the two investment categories described above; however, the MBS category is expanded to include U.S. Treasuries and other securities issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. The change to the Fund’s investment policies to allow for investment in other U.S. Government securities is intended to increase the Fund’s investment flexibility in pursuing its investment objective.

•	Beginning December 14, 2009, the Fund was authorized to participate in the Term Asset-Backed Loan Facility (“TALF”) program. The TALF is a loan facility administered by the Federal Reserve Bank of New York (the “New York Fed”) in conjunction with the U.S. Treasury Department. The program provides term financing for eligible asset backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”), which include those backed by student loans, autos (loan, lease, motorcycle and auto dealer floorplan), credit cards (consumer and business), equipment loans, insurance premium finance loans, small business loans and CMBS, with potential expansion to include private-label residential mortgage-backed securities, collateralized loan and debt obligations and other types of assets deemed appropriate by the New York Fed.

TALF-eligible securities currently consist of U.S. dollar-denominated cash, ABS, qualifying CMBS issued after January 1, 2009 (“New Issuance CMBS”) and qualifying CMBS issued before January 1, 2009 (“Legacy CMBS”). ABS and CMBS must conform to several criteria issued by the Federal Reserve Board to be eligible under the TALF program. In order for New Issuance CMBS and Legacy CMBS to qualify for TALF financing, the underlying mortgage loans must also meet certain criteria.

Under TALF, the New York Fed provides non-recourse funding to eligible borrowers through one or more loans (“TALF loans”) via primary dealers or a group of authorized banks (“Primary Dealers”) as agents. Those Primary Dealers facilitate the lending of money to eligible borrowers (pursuant to a Master Loan and Security Agreement (“MLSA”)), including U.S. organized pooled investment vehicles, such as hedge funds, private equity funds and registered investment companies. The loan process for ABS and New Issuance CMBS entails a borrower purchasing the securities and paying up-front a “haircut” amount (in general currently ranging from 5% to 16%) plus an administration fee (in general currently ten basis points for ABS and 20 basis points for CMBS), in exchange for the Primary Dealer depositing the security into an account held at The Bank of New York Mellon, with the balance of the payment coming from the New York Fed. In the case of Legacy CMBS, the loan process entails a borrower purchasing the CMBS for settlement during the eligible period for TALF subscriptions. Thereafter, the borrower submits a request for a TALF loan through the Primary Dealer on the declared subscription date. The New York Fed reviews all Legacy CMBS requests for acceptance or rejection.

The terms and conditions of the Fund’s participation in the TALF program will be governed by the TALF Standing Loan Facility Procedures and the MLSA. The MLSA will also include representations, warranties and covenants of the Fund and the Primary Dealer. The Fund will also be required to enter into Customer Agreements with its Primary Dealers that will contain additional representations, warranties, covenants and indemnities for the benefit of such Primary Dealer. The TALF program terminated on March 31, 2010 for ABS and Legacy CMBS and currently is scheduled to terminate on June 30, 2010 for New Issuance CMBS.

A borrowing by the Fund under the TALF program is subject to similar risks associated with borrowings from banks as described in the Fund’s prospectus. However, pursuant to a recent no-action letter issued by the Staff of the United States Securities and Exchange Commission, in lieu of complying with the 300% asset coverage requirements of Section 18 of the Investment Company Act of 1940, as amended, the Fund need only segregate, on its books or the books of its custodian, liquid assets in an amount equal to the outstanding principal and interest due on the TALF loan. Thus, the combination of this asset segregation requirement and the pledge of TALF-eligible securities ensure that the Fund’s borrowing under the TALF program will, in effect, have asset coverage of at least 200%. Borrowing under the TALF program also may cause the Fund to incur costs, in addition to the interest due, including an administrative fee imposed by the New York Fed and certain other fees that may be charged by the Primary Dealers.

While not anticipated, should the periodic interest and principal payments due on a TALF loan exceed the amounts received on the pledged TALF-eligible security, the Fund may be required to pay such additional amounts from its other portfolio assets which could cause the Fund to sell other securities or investments at times when it might not otherwise choose to do so. In addition, in some instances, the Fund may be deemed to have earned income on the pledged collateral that must be paid out to shareholders under

Eaton Vance Limited Duration Income Fund as of April 30, 2010

NOTICE TO SHAREHOLDERS CONT’D

applicable Federal tax regulations without receiving cash sufficient to make such distributions. The Fund has also agreed not to exercise or refrain from exercising any vote, consent or waiver rights under a TALF-eligible security without consent of the New York Fed.

Participation in the TALF program may expose the Fund to, among others, the risks associated with leverage, bridge financing, and non-recourse financing. While the degree of leverage utilized by the Fund will vary depending upon categories of TALF-eligible securities and haircut amounts assigned from time to time under the TALF program, all TALF investments will be leveraged significantly, with the effect that fluctuations in the price of the underlying ABS or CMBS could result in high volatility in the value of the net investment and adversely effect the performance of the Fund. The use of leverage has the potential to magnify the gains or the losses on the Fund’s investments. Such risks may be minimized by the non-recourse nature of the TALF loans combined with the limitation on use of TALF-financed investments in the Fund described below.

If the Fund acquires CMBS or ABS in the secondary market it may also be exposed to the risks associated with bridge financing. Given the unique operational aspects of the TALF program, the Fund will be required to provide cash or engage bridge financing for the period between settlement and release of TALF loans by the New York Fed. The Fund may utilize reverse repurchase agreements to provide bridge financing for the purpose of acquiring CMBS believed to be TALF-eligible. The use of financing by the Fund will not exceed the value of cash equivalents available to the Fund to settle its obligation under the reverse repurchase agreement. The Fund is also at risk if the New York Fed chooses to reject, in whole or in part, its request for a TALF loan to finance a specific CMBS CUSIP. In those circumstances, the Fund will bear the risk that such security’s value will decrease, perhaps significantly.

As noted above, the New York Fed as lender generally has limited recourse against the Fund under the terms of each MLSA. Recourse is limited to the collateral securing each TALF loan except in the following circumstances: if the Fund is no longer an eligible borrower, is in breach of certain representations and warranties, fails to reimburse amounts paid to it in error or it fails to exercise its collateral surrender rights at the maturity of a TALF loan and the TALF loan is not repaid in full. In those instances, the New York Fed may seek recourse against the Fund and any guarantor without such recourse being limited to the value of the collateral in respect of the relevant TALF loan. Similar full recourse rights likely will exist for the Primary Dealers under analogous circumstances under the Customer Agreements.

Eaton Vance Limited Duration Income Fund as of April 30, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and capital gains dividends.

Eaton Vance Limited Duration Income Fund as of April 30, 2010

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on February 26, 2010. The following action was taken by the shareholders:

Item 1: The election of Benjamin C. Esty (APS), Allen R. Freedman and Lynn A. Stout as Class I Trustees of the Fund for a three-year term expiring in 2013.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Benjamin C. Esty (APS)	7,318	103
Allen R. Freedman	101,833,405	3,273,905
Lynn A. Stout	101,899,696	3,207,614

Eaton Vance Limited Duration Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, AST or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, AST at 1-866-439-6787.

Eaton Vance Limited Duration Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Limited Duration Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of April 30, 2010, our records indicate that there are 326 registered shareholders and approximately 96,865 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

NYSE Amex symbol

The NYSE Amex symbol is EVV.

Eaton Vance Limited Duration Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Limited Duration Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Limited Duration Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in senior secured floating-rate loans, mortgage-backed securities and high-yield bonds. The Board also considered the resources available to personnel of the Adviser, including research services. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Limited Duration Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level. The Board noted the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Limited Duration Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Limited Duration Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVC and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of	Principal Occupation(s)	Number of Portfolios
	Position(s)	Office and	During Past Five Years	in Fund Complex	Other Directorships Held
Name and	with the	Length of	and Other Relevant	Overseen By	During Last
Date of Birth	Fund	Service	Experience	Trustee(1)	Five Years

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class II Trustee	Until 2011. 3 years. Since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 181 registered investment companies and 3 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	181	Director of EVC. Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2007-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2007-2008) and Eaton Vance National Municipal Income Trust (2007-2009).

Noninterested Trustees

Benjamin C. Esty(A) 1/2/63	Class I Trustee	Until 2013. 3 years. Since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2005-2008) and Eaton Vance National Municipal Income Trust (2006-2009).

Allen R. Freedman 4/3/40	Class I Trustee	Until 2013. 3 years. Since 2007.	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	181	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2007-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2007-2008) and Eaton Vance National Municipal Income Trust (2007-2009).

William H. Park 9/19/47	Class II Trustee	Until 2011. 3 years. Since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2003-2008) and Eaton Vance National Municipal Income Trust (2003-2009).

Ronald A. Pearlman 7/10/40	Class III Trustee	Until 2012. 3 years. Since 2003.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2003-2008) and Eaton Vance National Municipal Income Trust (2003-2009).

Eaton Vance Limited Duration Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of	Principal Occupation(s)	Number of Portfolios
	Position(s)	Office and	During Past Five Years	in Fund Complex	Other Directorships Held
Name and	with the	Length of	and Other Relevant	Overseen By	During Last
Date of Birth	Fund	Service	Experience	Trustee(1)	Five Years

Noninterested Trustees (continued)

Helen Frame Peters 3/22/48	Class III Trustee	Until 2012. 3 years. Since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	181	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009). Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2008-2010).

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2011. 3 years. Since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	181	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm). Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2007-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2007-2008) and Eaton Vance National Municipal Income Trust (2007-2009).

Lynn A. Stout 9/14/57	Class I Trustee	Until 2013. 3 years. Since 2003.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Nationally-recognized expert on corporate law, corporate governance, and securities regulation and author of numerous academic and professional papers on these topics.	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2002-2008) and Eaton Vance National Municipal Income Trust (1998-2009).

Ralph F. Verni(A) 1/26/43	Chairman of the Board and Class III Trustee	Chairman of the Board since 2007. Trustee until 2012. 3 years. Trustee since 2005.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2005-2008) and Eaton Vance National Municipal Income Trust (2006-2009).

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Fund	Service	During Past Five Years

Payson F. Swaffield 8/13/56	President	Since 2007	Chief Income Investment Officer of EVC. Vice President of EVM and BMR. Officer of 8 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Catherine C. McDermott 5/13/64	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Eaton Vance Limited Duration Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

Principal Officers who are not Trustees (continued)

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Fund	Service	During Past Five Years

Susan Schiff 3/13/61	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 181 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 181 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 181 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(A)	APS Trustee

Investment Adviser and Administrator of
Eaton Vance Limited Duration Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Limited Duration Income Fund
Two International Place
Boston, MA 02110

1856-6/10	CE-LDISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) —(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended April 30, 2009 and April 30, 2010 by the Fund’s principal accountant, Deloitte & Touche LLP, for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	4/30/2009	4/30/2010

Audit Fees	$84,975	$86,740

Audit-Related Fees(1)	$23,330	$5,330

Tax Fees(2)	$18,480	$18,480

All Other Fees(3)	$0	$2,500

Total	$126,785	$113,050

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended April 30, 2009 and the fiscal year ended April 30, 2010; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	4/30/2009	4/30/2010

Registrant	$41,810	$26,310

Eaton Vance(1)	$391,481	$250,260

(1)	The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the

Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Christine M. Johnston, Catherine C. McDermott, Scott H. Page, Susan Schiff, Payson F. Swaffield, Mark S. Venezia, Michael W. Weilheimer and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between its two primary investment categories. Mmes. Johnston, McDermott and Schiff and Messrs. Page, Swaffield, Venezia and Weilheimer are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.
Ms. Johnston has been a portfolio manager since 2005 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). Ms. McDermott has been a portfolio manager since 2008 and is a Vice President of EVM and BMR. Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR. He is head of Eaton Vance’s Bank Loan Investment Group. Ms. Schiff has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and BMR. Mr. Swaffield has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR as well as Chief Income Investment Officer. Mr. Venezia has been an Eaton Vance portfolio manager since 1984 and is a Vice President of EVM and BMR. He is head of Eaton Vance’s Global Bond Department. Mr. Weilheimer has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR. He is head of Eaton Vance’s Fixed Income High Yield Group. This information is provided as of the date of filing of this report.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

			Number of
			Accounts	Total Assets of
	Number of All	Total Assets of All	Paying a	Accounts Paying a
	Accounts	Accounts	Performance Fee	Performance Fee
Christine M. Johnston
Registered Investment Companies	2	$2,298.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Catherine C. McDermott
Registered Investment Companies	2	$1,075.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

			Number of Accounts	Total Assets of
	Number of All	Total Assets of All	Paying a	Accounts Paying a
	Accounts	Accounts	Performance Fee	Performance Fee
Scott H. Page
Registered Investment Companies	8	$11,620.5	0	$0
Other Pooled Investment Vehicles	7	$6,030.5	1	$481.1
Other Accounts	2	$986.7	0	$0

Susan Schiff(1)
Registered Investment Companies	5	$4,281.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Payson F. Swaffield
Registered Investment Companies	2	$2,237.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Mark S. Venezia(1)
Registered Investment Companies	9	$10,502.0	0	$0
Other Pooled Investment Vehicles	1	$380.1	0	$0
Other Accounts	0	$0	0	$0

Michael W. Weilheimer
Registered Investment Companies	4	$5,433.5	0	$0
Other Pooled Investment Vehicles	2	$214.9	0	$0
Other Accounts	14	$711.8	0	$0

(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invest in one or more underlying registered investment companies in the Eaton Vance fund family. The underlying investment companies may be managed by this portfolio manager or other portfolio manager(s).
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Securities
Portfolio Manager	Owned in the Fund
Christine M. Johnston	$10,001–$50,000
Catherine C. McDermott	None
Scott H. Page	$100,001–$500,000
Susan Schiff	None
Payson F. Swaffield	$100,001–$500,000
Mark S. Venezia	$100,001–$500,000
Michael W. Weilheimer	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser or sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmarks stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Limited Duration Income Fund

By:	/s/ Payson F. Swaffield Payson F. Swaffield
President

Date: June 14, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date: June 14, 2010

By:	/s/ Payson F. Swaffield Payson F. Swaffield
President

Date: June 14, 2010